   As filed with the Securities and Exchange Commission on April 30, 2003


                                                              File No. 333-46414
                                                              File No. 811-08963

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                         Pre-Effective Amendment No.  [ ]


                       Post-Effective Amendment No. 3 [X]


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                              Amendment No. 13   [X]


                      TIAA-CREF Life Separate Account VA-1
                           (Exact Name of Registrant)

                        TIAA-CREF Life Insurance Company

                               (Name of Depositor)

                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
    (Address and Telephone Number of Depositor's Principal Executive Offices)

                                 Lisa Snow, Esq.
                        TIAA-CREF Life Insurance Company
                                730 Third Avenue
                            New York, New York 10017
               (Name and Address of Agent for Service of Process)

                                    Copy to:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                  Approximate Date of Proposed Public Offering:
      As soon as practicable after the effective date of this registration statement.

                      Title of Securities Being Registered:
      Separate account interests issued through Individual Variable Annuity
                                    Contracts

It is proposed that this filing will become effective (check appropriate box)


      [ ]   immediately upon filing pursuant to paragraph (b)


      [x]   on May 1, 2003 pursuant to paragraph (b)


      [ ]   60 days after filing pursuant to paragraph (a)(1)

      [ ]   75 days after filing pursuant to paragraph (a)(2)

      [ ]   on (date) pursuant to paragraph (a)(2) of rule 485


      If appropriate, check the following box:
   [ ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


59704v1

PROSPECTUS

TIAA-CREF LIFE SINGLE PREMIUM IMMEDIATE ANNUITIES
SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS FUNDED THROUGH TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSURANCE COMPANY

MAY 1, 2003


This prospectus describes information you should know before investing in the single premium immediate variable annuity contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contracts are designed to provide you with a stream of income for the life of the named annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single premium to a TIAA-CREF Life fixed account or to one or more of the following eight separate account variable investment accounts:

  - Growth Equity
  - Growth & Income
  - International Equity
  - Large-Cap Value
  - Small-Cap Equity
  - Stock Index
  - Social Choice Equity
  - Real Estate Securities

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the investment account's underlying mutual fund investment performs over time. TIAA-CREF Life doesn't guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.


More information about the separate account and the contracts is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated May 1, 2003. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention:
Central Services), or by calling 800 842-2733, extension 5509. The SAI is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.


The contracts or certain investment options under the contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TABLE OF CONTENTS


DEFINITIONS.................................................    3

SUMMARY.....................................................    5

THE SPIA CONTRACTS..........................................   10

THE VARIABLE INVESTMENT ACCOUNTS............................   17

THE CONTRACT CHARGES........................................   19

FEDERAL INCOME TAXES........................................   20

OTHER INFORMATION...........................................   23

GENERAL MATTERS.............................................   25

CONDENSED FINANCIAL INFORMATION; PERFORMANCE INFORMATION....   26

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
 INFORMATION................................................   29


This prospectus outlines the terms of the single premium immediate variable annuities issued by TIAA-CREF Life. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn't rely on it.

 2   SPIA PROSPECTUS

DEFINITIONS

Throughout the prospectus, "TIAA-CREF Life," "we," and "our" refer to TIAA-CREF Life Insurance Company. "You" and "your" mean any contractowner or any prospective contractowner.

1940 ACT. The Investment Company Act of 1940, as amended.

ANNUITANT. The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made.

ANNUITY UNIT. A measure used to calculate the amount of each variable annuity payment made under a contract.

ASSUMED INVESTMENT RETURN. 4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

BENEFICIARY. The person or institution selected by the contractowner to become the new contractowner if the contractowner dies while any annuity payments remain due.

BUSINESS DAY. Any day that the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

CALENDAR DAY. Any day of the year.

COMMUTED VALUE. The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It's less than the total of the future payments, because the future interest we've assumed in computing the series of payments won't be earned if payment is made in one sum. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

CONTRACTS. The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single premium immediate annuity contracts.

CONTRACTOWNER. The person (or persons) who controls all the rights and benefits under a contract.

CURRENT VALUE. The present value of the future annuity payments, which for variable payments is computed using the assumption that the relevant investment account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the present value is

                                                             SPIA PROSPECTUS   3
determined based on the age of the annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This "current value" definition is used in determining the value of a refund in the event a contract is cancelled during the free-look period.

FIXED ACCOUNT. The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life's General Account.

GENERAL ACCOUNT. All of TIAA-CREF Life's assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

INCOME CHANGE METHOD. The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual income change method.

INCOME OPTION. The form of annuity benefit that you select under the Two-Life Annuity. The income options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

IRC. The Internal Revenue Code of 1986, as amended.

ISSUE DATE. The day that the contract is issued and becomes effective.

PREMIUM. The amount you invest in the contract.

PRESENT VALUE. The present value of a series of payments is the lump sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

SECOND ANNUITANT. The natural person whose life, together with the annuitant's life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity.

SEPARATE ACCOUNT. TIAA-CREF Life Separate Account VA-1.

TIAA. Teachers Insurance and Annuity Association of America.

TIAA-CREF LIFE. TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

VALUATION DAY. Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or

 4   SPIA PROSPECTUS
other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

VALUATION PERIOD. The period that starts at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) on any valuation day and ends at the close of regular trading on the next succeeding valuation day.

SUMMARY

Read this summary together with the detailed information you'll find in the rest of the prospectus.

WHAT ARE TIAA-CREF LIFE'S SINGLE PREMIUM IMMEDIATE ANNUITIES (SPIAS)?

TIAA-CREF Life's Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity contracts and receive a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of contracts we offer are:

- the One-Life Annuity, which pays income as long as the annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

- Two-Life Annuity, which pays income as long as either the annuitant or the second annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an annuitant, continues at either the same or a reduced level for the life of the other annuitant; and

- the Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

A contract is available to you provided it has been approved by the insurance department of your state of residence. Approvals are pending in certain jurisdictions.

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACTS?

Under TIAA-CREF Life's SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single premium to the fixed account or to one or more of the separate account's variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account's variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose--i.e., whether you choose to have your payments revalued monthly or annually. Currently, the

                                                             SPIA PROSPECTUS   5
separate account has eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

-  GROWTH EQUITY

-  GROWTH & INCOME

-  INTERNATIONAL EQUITY

-  LARGE-CAP VALUE

-  SMALL-CAP EQUITY

-  STOCK INDEX

-  SOCIAL CHOICE EQUITY

-  REAL ESTATE SECURITIES

TIAA-CREF Life doesn't guarantee the investment performance of the funds or the variable investment accounts, and you bear the entire investment risk.

IF YOU LIVE IN GEORGIA, HAWAII, IDAHO, IOWA, MASSACHUSETTS, MICHIGAN, MISSOURI, NEBRASKA, NORTH CAROLINA, OKLAHOMA, RHODE ISLAND, SOUTH CAROLINA, UTAH, WASHINGTON, WEST VIRGINIA OR WISCONSIN: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the general account until seven days plus the number of days in the free look period applicable in your state (see Appendix A) have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

MAY I CHANGE THE ACCOUNTS FROM WHICH ANNUITY PAYMENTS ARE MADE AND HOW OFTEN MY PAYMENTS ARE VALUED UNDER THE CONTRACT?


You will be able to "transfer" all or part of the future annuity income payable one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable investment account are valued, i.e., you may change your income change method. For more details on transfers and changing your income change method, see "Changing Investment Accounts and Income Change Methods," page 14.


 6   SPIA PROSPECTUS

WHAT EXPENSES MUST I PAY UNDER THE CONTRACTS?


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.



This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.



CONTRACTOWNER TRANSACTION EXPENSES
  Sales load imposed on purchases (as a percentage of premiums).................        None
  Deferred sales load (as a percentage of premiums or amount surrendered, as
     applicable)................................................................        None
  Premium taxes (as a percentage of premiums, if applicable)(1).................    1.0-3.5%
  Surrender fees (as a percentage of amount surrendered)........................        None
  Exchange fee..................................................................        None



(1) Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.



This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Beginning July 1, 2003, the annual mortality and expense risk charge deducted under your contract will go up from 0.10% to 0.40% of average account value. TIAA-CREF Life will implement this change by reducing the size of its fee waiver from 0.90% to 0.60%, as shown below.


SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)


                           MAXIMUM        CURRENT                    FEE WAIVER         CHARGES
                         CONTRACTUAL          FEE       CURRENT       EFFECTIVE       EFFECTIVE
                           FEES(1)      WAIVER(1)    CHARGES(1)    JULY 1, 2003    JULY 1, 2003
-----------------------------------------------------------------------------------------------
Annual Contract
  Fees...............           None         None          None            None            None
Mortality and expense
  risk charge........          1.00%        0.90%         0.10%           0.60%           0.40%
Administrative
  expense charge.....          0.20%        0.00%         0.20%           0.00%           0.20%
Total separate
  account annual
  charges............          1.20%        0.90%         0.30%           0.60%           0.60%



(1) TIAA-CREF Life currently waives 0.90% of the mortality and expense risk charge, so that total current separate account annual charges are 0.30%. Effective July 1, 2003, the waiver will be reduced to 0.60%, resulting in total separate account annual charges of 0.60%. TIAA-CREF Life will provide at least three months' notice before it raises these charges above 0.60%.



TIAA-CREF LIFE FUNDS ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET
ASSETS)



These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract. The first table shows the range of total operating expenses charged by these funds. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual


                                                            SPIA PROSPECTUS 7
expenses. More detail concerning each fund's fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.



                                                     MINIMUM         MAXIMUM
RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES       EXPENSES        EXPENSES
----------------------------------------------------------------------------
Total expenses that are deducted from fund
  assets, including management fees and other
  expenses.....................................       0.06%           0.29%


TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND


                                                                                             TOTAL
                                                                                          SEPARATE
                                                                    TOTAL CURRENT      ACCOUNT AND
                             MANAGEMENT               TOTAL ANNUAL       SEPARATE      FUND ANNUAL
                            (INVESTMENT                       FUND    ACCOUNT AND         EXPENSES
                              ADVISORY)        OTHER     OPERATING    FUND ANNUAL        EFFECTIVE
                                   FEES  EXPENSES(1)      EXPENSES    EXPENSES(2)  JULY 1, 2003(2)
--------------------------------------------------------------------------------------------------
Growth Equity Fund........       0.25%          None         0.25%          0.55%            0.85%
Growth & Income Fund......       0.23%          None         0.23%          0.53%            0.83%
International Equity
  Fund....................       0.29%          None         0.29%          0.59%            0.89%
Large-Cap Value Fund......       0.24%          None         0.24%          0.54%            0.84%
Small-Cap Equity Fund.....       0.10%          None         0.10%          0.40%            0.70%
Stock Index Fund..........       0.06%          None         0.06%          0.36%            0.66%
Social Choice Equity
  Fund....................       0.07%          None         0.07%          0.37%            0.67%
Real Estate Securities
  Fund....................       0.25%          None         0.25%          0.55%            0.85%



(1) Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.


(2) If TIAA-CREF Life and Advisors imposed the full amount of the administrative expense, mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.45% for the Real Estate Securities Fund, and 1.27% for the Social Choice Equity Fund.


Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund's daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.


EXAMPLES



The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and fund fees and expenses.



These examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.


   8 SPIA PROSPECTUS

The first example assumes that the separate account fee waivers in place as of July 1, 2003 are in place for each period. (Fees prior to that date will be slightly lower.) The second example assumes that there is no waiver of separate account charges.



Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



EXAMPLE WITH FEE WAIVERS



                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
Growth Equity Account                  $87          $271          $471         $1,049
-------------------------------------------------------------------------------------
Growth & Income Account                $85          $265          $460         $1,025
-------------------------------------------------------------------------------------
International Equity Account           $91          $284          $493         $1,096
-------------------------------------------------------------------------------------
Large-Cap Value Account                $86          $268          $466         $1,037
-------------------------------------------------------------------------------------
Small-Cap Equity Account               $72          $225          $392           $875
-------------------------------------------------------------------------------------
Stock Index Account                    $67          $211          $368           $822
-------------------------------------------------------------------------------------
Social Choice Equity Account           $87          $271          $471         $1,049
-------------------------------------------------------------------------------------
Real Estate Securities Account         $68          $214          $373           $835
-------------------------------------------------------------------------------------



EXAMPLE WITHOUT FEE WAIVERS



                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
Growth Equity Account                 $148          $459          $792         $1,735
-------------------------------------------------------------------------------------
Growth & Income Account               $146          $452          $782         $1,713
-------------------------------------------------------------------------------------
International Equity Account          $152          $471          $813         $1,779
-------------------------------------------------------------------------------------
Large-Cap Value Account               $147          $456          $787         $1,724
-------------------------------------------------------------------------------------
Small-Cap Equity Account              $132          $412          $713         $1,568
-------------------------------------------------------------------------------------
Stock Index Account                   $128          $400          $692         $1,523
-------------------------------------------------------------------------------------
Social Choice Equity Account          $129          $403          $697         $1,534
-------------------------------------------------------------------------------------
Real Estate Securities Account        $148          $459          $792         $1,735
-------------------------------------------------------------------------------------



These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don't represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "The Contract Charges," page 19.


                                                            SPIA PROSPECTUS 9

HOW DO I PURCHASE A CONTRACT?


To purchase a contract, you must complete an application and make a premium payment of at least $25,000. For details, see "Purchasing a Contract and Remitting Your Premium," page 11.


MAY I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the "free look" period specified in your contract (which is a minimum of 10 days, but varies by state). We'll refund the current value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it's not postmarked, as of the day we receive it. (Note that the current value of your contract may be less than your premium.) In the states listed in Appendix A, where we are required to return your premium, we'll refund your full premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any premium taxes and expense charges deducted from the premium also will be refunded.

THE SPIA CONTRACTS

This prospectus describes the individual single premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the contracts are summarized below. However, the descriptions you read here are qualified entirely by the contracts themselves. We plan on offering the contracts in all fifty states, the District of Columbia, Puerto Rico, and the United States Virgin Islands, although currently the contracts are not available to residents in those states where we haven't yet received regulatory approval.

Under the SPIA contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the contracts to provide you with a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

The SPIA contracts include both fixed and variable components -- that is, you can allocate your single premium between the fixed account or one or more separate account variable investment accounts. Annuity payments from the fixed account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account's variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your variable payments will also change depending on the income change method you choose--i.e., whether you choose to have your payments to be revalued monthly or annually.

 10   SPIA PROSPECTUS

PURCHASING A CONTRACT AND REMITTING YOUR PREMIUM

THE PREMIUM. We'll issue you a contract as soon as we receive your completed application and your premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

  TIAA-CREF
  Single Premium Immediate Annuity
  P.O. Box 532008
  Atlanta, GA 30353-2008


Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. The premium must be for at least $25,000. Additional premiums are not permitted. We will credit your premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll return your premium unless you instruct us otherwise upon being contacted.



We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner's account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.


ELECTRONIC PAYMENT. You may pay your premium by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

1. Send us your application;

2. Instruct your bank to wire money to:
  Citibank, N.A.
  ABA Number 021000089
  New York, NY
  Account of: TIAA-CREF Life Insurance Company
  Account Number: 4068-4865

3. Specify on the wire:

-  Your name and address

-  Social Security Number(s) or Taxpayer Identification Number

-  Specify code "SPIA"

                                                            SPIA PROSPECTUS   11

ANNUITY PAYMENTS


You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We'll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank (although technically we have the right to make all annuity payments payable at TIAA-CREF Life's home office). If the address or bank where you want your payments changes, it's your responsibility to let us know. We can send payments to your residence or most banks abroad.

PAYMENTS FROM THE FIXED ACCOUNT

On the contract issue date, the dollar amount of each annuity payment is fixed, based on:

-  the amount of your premium

-  whether the contract is a One-Life, Two-Life or is a Fixed-Period Annuity

-  the length of the fixed period or guaranteed period, as applicable

-  the frequency of payment you choose

-  the age of the annuitant and any second annuitant, as applicable

-  the interest rates then in effect

-  the income option selected, in the case of the Two-Life Annuity, and

- the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the annuitant's death). The amount of each annuity payment from the fixed account does not change as a result of the investment experience of any variable investment account.

 12   SPIA PROSPECTUS

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units you purchase is determined on the contract issue date. (If you live in one of the states listed on Appendix A, the number of annuity units you purchase will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the issue date of your contract.) Annuity unit values are calculated as of each valuation day based primarily on the net investment results of the funds underlying the particular investment account. For the formulas used to determine annuity unit values, see the SAI.

Your initial annuity payments will be determined based on:

-  the amount of your premium

- whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

-  the length of the fixed period or guaranteed period, as applicable

-  the frequency of payment you choose

-  the age of the annuitant and any second annuitant, as applicable

-  in the case of the Two-Life Annuity, the income option selected

-  an assumed annual investment return of 4%, and

- the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the contract, payments will go up or down based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of income change method). In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, the amount of payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a business day, the prior business day).

                                                            SPIA PROSPECTUS   13

For a more complete discussion of how we determine the amount of variable annuity payments, see "Calculating Variable Annuity Payments" on page 16 and the SAI.


CONTRACT OPTIONS

At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your beneficiary) may be less than the premium you paid depending on the duration of your contract.

- ONE-LIFE ANNUITY. This option pays you or your beneficiary income as long as the annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the annuitant dies before it's over, annuity income payments will continue to you or your beneficiary until the end of the period. The guaranteed period cannot exceed the annuitant's life expectancy. If you do not elect a guaranteed period, all annuity income payments end when the annuitant dies--so that it's possible for you to receive only one payment if the annuitant dies before the second payment is made, two payments if the annuitant dies before the third payment is made, etc.

- TWO-LIFE ANNUITY. This option pays income to you or your beneficiary as long as the annuitant or second annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period cannot exceed the annuitants' life expectancy. There are three types of income options under the Two-Life Annuity, all available with or without a guaranteed period--Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

- FIXED-PERIOD ANNUITY. This option pays you or your beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you've chosen, payments stop. The period you choose cannot exceed the annuitant's life expectancy.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to "transfer" all or part of the future annuity payments one time in each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five year period. Once income has been transferred from the fixed account to a variable investment account it cannot be transferred back to the fixed account. You may not transfer payments from the fixed account to the variable investment accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

 14   SPIA PROSPECTUS

We'll process your transfer as of the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it's not a business day. Transfers under the annual income change method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income change method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. If you live in any of the states listed in Appendix A, during the period in which any portion of your premium is temporarily held in the general account, no transfers may be made. For more on how we calculate transfer amounts, see "Calculating Variable Annuity Payments," page 16.


You can switch between the annual and monthly income change methods at any time, and the switch will go into effect on March 31.

To request a transfer or to switch your income change method, call our Planning and Service Center toll free at 1 800 223-1200 or write to TIAA-CREF Life's home office at 730 Third Avenue, New York, NY 10017-3206. Please note that telephone transactions may not always be available.

RECEIVING A LUMP SUM PAYMENT

You or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the annuitant(s) dies during the guaranteed period, or (ii) under a Fixed-Period Annuity from the variable investment accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of annuitant(s), or if the annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump sum payment from the fixed account is only available to your beneficiaries after your death.)

The commuted value will be less than the total of the future payments, because the future interest we've assumed in computing the series of payments won't be earned if payment is made in one sum. The effective date of the calculation of the commuted value is the business day on which we receive the request for a commuted value, in a form acceptable to us. You can also defer the effective date to a future business day acceptable to us.

A lump sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59 1/2. (See "Federal Income Taxes.")

DEATH OF THE CONTRACTOWNER

If you (the owner) die, your designated beneficiar(ies) or, if none, the person chosen as the annuitant or second annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving beneficiary and the annuitant and second annuitant, if any, has died before the end of a guaranteed period, the commuted value of any payments remaining due will be paid in one sum to your estate.

                                                            SPIA PROSPECTUS   15

When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each investment account is equal to the number of annuity units payable multiplied by the then-current value of one annuity unit for the variable investment account and income change method you chose.

DETERMINING THE NUMBER OF ANNUITY UNITS PAYABLE. The number of annuity units you purchase under the contract is derived by dividing the portion of the premium (net of any premium taxes) you allocated to a particular investment account and income change method by the product of the annuity unit value for that investment account and income change method, and an annuity factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.


The number of annuity units for each variable investment account and income change method under a contract is generally determined on the contract issue date and remains fixed unless there is a "transfer" of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method. If you live in any of the states listed in Appendix A, the number of annuity units payable from each variable investment account will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts. See "Temporary Investment in the General Account" on page 19.


COMPUTING ANNUITY UNIT VALUES. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase

 16   SPIA PROSPECTUS
if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31. For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

For the more detailed formula we use for determining annuity unit values, see the SAI.

THE VARIABLE INVESTMENT ACCOUNTS


THE UNDERLYING FUNDS



You may allocate any portion of the premium to the separate account, which currently has eight subaccounts, or variable investment accounts. These variable investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds.



Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.



The funds available under your contract are:



Active Equity Funds Using the Dual Investment Management Strategy(R):


The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities that will present the opportunity for growth.

The GROWTH & INCOME FUND seeks a favorable long-term total return through both capital appreciation and investment income primarily from income producing equity securities.

The INTERNATIONAL EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The LARGE-CAP VALUE FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

                                                            SPIA PROSPECTUS   17

Active Equity Funds Using the Quantitative Management Strategy(SM):

The SMALL-CAP EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The STOCK INDEX FUND seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The REAL ESTATE SECURITIES FUND seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.


Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.



The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the "Dual Investment Management Strategy," the "Quantitative Management Strategy," and the risks of investing in the funds are described fully in its prospectus and SAI. A copy of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 800 842-2733, extension 5509, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.


 18   SPIA PROSPECTUS

TEMPORARY INVESTMENT IN THE GENERAL ACCOUNT

IF YOU LIVE IN GEORGIA, HAWAII, IDAHO, IOWA, MASSACHUSETTS, MICHIGAN, MISSOURI, NEBRASKA, NORTH CAROLINA, OKLAHOMA, RHODE ISLAND, SOUTH CAROLINA, UTAH, WASHINGTON, WEST VIRGINIA OR WISCONSIN: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the TIAA-CREF Life general account until seven days plus the number of days in the free look period applicable in your state (see Appendix A) have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable investment accounts.

THE CONTRACT CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each investment account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.30% of average daily net assets. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months' notice before any raise.

ADMINISTRATIVE EXPENSE CHARGE. This charge is for administration and operations, such as allocating the premium and administering the contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.


MORTALITY AND EXPENSE RISK CHARGE. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contracts. The current daily deduction is equal to an annual rate of 0.10% of average daily net assets. Starting on July 1, 2003, this charge will increase to 0.40 percent of net assets annually.


TIAA-CREF Life's mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

TIAA-CREF Life's expense risk is the possibility that TIAA-CREF Life's actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

                                                            SPIA PROSPECTUS   19

If the mortality and expense risk charge allowed under the contract isn't enough to cover TIAA-CREF Life's costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES


FUND EXPENSES. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fees for the TIAA-CREF Life Funds available under your contract are:



                                                               ANNUAL
                                                           FUND EXPENSES
                                                      (AS A PERCENTAGE OF THE
                                                      AVERAGE DAILY NET ASSETS
                                                            OF THE FUND)
------------------------------------------------------------------------------
Growth Equity Fund                                                       0.25%
------------------------------------------------------------------------------
Growth & Income Fund                                                     0.23%
------------------------------------------------------------------------------
International Equity Fund                                                0.29%
------------------------------------------------------------------------------
Large-Cap Value Fund                                                     0.24%
------------------------------------------------------------------------------
Small-Cap Equity Fund                                                    0.10%
------------------------------------------------------------------------------
Stock Index Fund                                                         0.06%
------------------------------------------------------------------------------
Social Choice Equity Fund                                                0.07%
------------------------------------------------------------------------------
Real Estate Securities Fund                                              0.25%
------------------------------------------------------------------------------



For more information on fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.


NO DEDUCTIONS FROM PREMIUM. The contracts do not provide for charges or other deductions from the premium.

PREMIUM TAXES. Currently, residents of several states may be subject to premium taxes on their contract. We will deduct any charges for premium taxes from your premium before its applied to provide annuity payments. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

FEDERAL INCOME TAXES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information). It is based on our understanding of

 20   SPIA PROSPECTUS
current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Assigning, pledging, or exchanging a contract or designating an annuitant, payee, or other beneficiary who is not the owner may have adverse tax consequences including treatment as a distribution.

RECEIVING LUMP SUMS


The Internal Revenue Service currently takes the position that any lump sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump sum payment from your contract. See "Receiving a Lump Sum Payment," page 15.


The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump sum payment from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump sum payments will be exempt from the penalty. They include any amounts:

-  paid on or after the taxpayer reaches age 59 1/2;

-  paid after an owner dies;

- paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

- paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

                                                            SPIA PROSPECTUS   21

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

- if distributed in a lump sum, these amounts are taxed in the same manner as other lump sum distributions; or

- if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments, less amounts received, which were not includable in gross income.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

POSSIBLE CHARGE FOR TIAA-CREF LIFE'S TAXES


Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 20), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.


DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

 22   SPIA PROSPECTUS

OTHER INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life's headquarters are at 730 Third Avenue, New York, New York 10017-3206.


TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately
2.5 million people, form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2002, TIAA's assets were approximately $141.8 billion; the combined assets for TIAA and CREF totaled approximately $255.6 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life's guarantees).


THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life's other income, gains, or losses. Under New York law, we can't charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

The separate account currently has eight subaccounts, or variable investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable investment accounts. Following is a brief description of the fixed account. Amounts allocated to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF

                                                            SPIA PROSPECTUS 23

Life, except those in the separate account (i.e., the variable investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the fixed account, see your contract.

DISTRIBUTING THE CONTRACTS

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing a contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners. In addition, transfers of accounts from and within the fixed and variable investment accounts may be deferred under these circumstances.

If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds' shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract. If we don't receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

 24   SPIA PROSPECTUS

The number of votes that a contractowner has the right to instruct are calculated separately for each variable investment account, and include fractional votes. The contractowner has a voting interest in each investment account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable investment account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new investment accounts in the future that would invest in other funds. We don't guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one fund for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing contracts for use with any investment account. We can also stop or start providing certain contract options or income options under either the annual or monthly income change methods from current or future investment accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required NYID, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

GENERAL MATTERS


CONTACTING TIAA-CREF LIFE


All notices, forms, requests, or payments must be sent to TIAA-CREF Life's home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.


CUSTOMER COMPLAINTS



Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.


ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 842-2733, extension 5509, and we will send it to you.

                                                            SPIA PROSPECTUS   25

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

CONDENSED FINANCIAL INFORMATION; PERFORMANCE INFORMATION

CONDENSED FINANCIAL INFORMATION


Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2002. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Value, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.


 26   SPIA PROSPECTUS

                                                 CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                                                    GROWTH EQUITY SUB-ACCOUNT                 GROWTH & INCOME SUB-ACCOUNT
                                             ----------------------------------------   ---------------------------------------
                                                                       FOR THE PERIOD                            FOR THE PERIOD
                                                                        MARCH 1, 2000                             MARCH 1, 2000
                                             FOR THE YEARS ENDED        (COMMENCEMENT   FOR THE YEARS ENDED       (COMMENCEMENT
                                                DECEMBER 31,        OF OPERATIONS) TO      DECEMBER 31,       OF OPERATIONS) TO
                                             -------------------         DECEMBER 31,   -------------------        DECEMBER 31,
                                               2002       2001                2000(A)     2002       2001               2000(A)
-------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
 Investment income                             $.064    $  .017    $             .027   $  .197    $  .176    $            .149
 Expenses                                       .032       .013                  .038      .047       .043                 .020
-------------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)-net                   .032       .004                 (.011)     .150       .133                 .129
 Net realized and unrealized gain (loss) on
   investments                                (4.442)    (4.392)               (6.012)   (5.116)    (3.304)              (1.438)
-------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Accumulation
   Unit Value                                 (4.410)    (4.388)               (6.023)   (4.966)    (3.171)              (1.309)
 Accumulation Unit Value:
   Beginning of period                        14.589     18.977                25.000    20.520     23.691               25.000
-------------------------------------------------------------------------------------------------------------------------------
   End of period                             $10.179    $14.589    $           18.977   $15.554    $20.520    $          23.691
===============================================================================================================================
TOTAL RETURN                                  (30.22)%   (23.12)%              (24.09)%  (24.20)%   (13.39)%              (5.23)%
Ratio to Average Net Assets:
 Expenses                                       0.30%      0.30%                 0.25%     0.30%      0.30%                0.25%
 Investment income (loss)-net                   0.30%      0.08%                (0.18)%    0.97%      0.92%                1.63%
Portfolio turnover rate                        11.43%     17.43%                 7.50%    16.97%     16.20%                3.37%
Thousands of Accumulation Units outstanding
 at end of period                              1,950      1,587                 1,018     1,278      1,017                  521



                                                                                            LARGE-CAP           SMALL-CAP
                                                                                              VALUE               VALUE
                                                 INTERNATIONAL EQUITY SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                              ---------------------------------------   -----------------   -----------------
                                                                       FOR THE PERIOD    FOR THE PERIOD      FOR THE PERIOD
                                                                        MARCH 1, 2000   SEPTEMBER 4, 2002   SEPTEMBER 4, 2002
                                              FOR THE YEARS ENDED       (COMMENCEMENT     (COMMENCEMENT       (COMMENCEMENT
                                                 DECEMBER 31,       OF OPERATIONS) TO   OF OPERATIONS) TO   OF OPERATIONS) TO
                                              -------------------        DECEMBER 31,     DECEMBER 31,        DECEMBER 31,
                                                2002       2001               2000(A)        2002(A)             2002(A)
-----------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
 Investment income                            $  .255    $  .168    $            .089   $            .153   $            .112
 Expenses                                        .029       .034                 .015                .016                .012
-----------------------------------------------------------------------------------------------------------------------------
 Investment income (loss)-net                    .226       .134                 .074                .137                .100
 Net realized and unrealized gain (loss) on
   investments                                 (2.136)    (4.253)              (7.943)             (0.159)             (0.370)
-----------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Accumulation
   Unit Value                                  (1.910)    (4.119)              (7.869)             (0.022)             (0.270)
 Accumulation Unit Value:
   Beginning of period                         13.012     17.131               25.000              25.000              25.000
-----------------------------------------------------------------------------------------------------------------------------
   End of period                              $11.102    $13.012    $          17.131   $          24.978   $          24.730
=============================================================================================================================
TOTAL RETURN                                   (14.68)%   (24.04)%             (31.48)%             (0.09)%             (1.08)%
Ratio to Average Net Assets:
 Expenses                                        0.30%      0.30%                0.25%               0.10%               0.10%
 Investment income-net                           2.34%      1.17%                1.24%               0.82%               0.85%
Portfolio turnover rate                         19.10%     14.01%                2.95%               0.10%               0.05%
Thousands of Accumulation Units outstanding
 at end of period                               1,013        669                  436                   7                  10



(a)


  The percentages shown for this period are not annualized.


                                                            SPIA PROSPECTUS 27

                                               CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                                                                      STOCK INDEX SUB-ACCOUNT
                                                   -------------------------------------------------------------
                                                                                                DECEMBER 1, 1998
                                                                                                   (COMMENCEMENT
                                                       FOR THE YEARS ENDED DECEMBER 31,        OF OPERATIONS) TO
                                                   ----------------------------------------         DECEMBER 31,
                                                      2002       2001       2000       1999              1998(A)
----------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
 Investment income                                 $  .370    $  .229    $  .104    $  .289   $             .052
 Expenses                                             .060       .067       .025       .016                 .006
----------------------------------------------------------------------------------------------------------------
 Investment income (loss)-net                         .310       .162       .079       .273                 .046
 Net realized and unrealized gain (loss) on
   investments                                      (5.871)    (3.573)    (2.517)     5.184                1.050
----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Accumulation Unit
   Value                                            (5.561)    (3.411)    (2.438)     5.457                1.096
 Accumulation Unit Value:
   Beginning of period                              25.704     29.115     31.553     26.096               25.000
----------------------------------------------------------------------------------------------------------------
   End of period                                   $20.143    $25.704    $29.115    $31.553   $           26.096
================================================================================================================
TOTAL RETURN                                        (21.64)%   (11.72)%    (7.72)%    20.91%                4.39%
Ratio to Average Net Assets:
 Expenses                                             0.30%      0.30%      0.30%      0.30%                0.02%
 Investment income-net                                1.54%      0.73%      0.98%      5.09%                0.18%
Portfolio turnover rate                              11.42%      6.95%      8.87%      0.17%                0.00%
Thousands of Accumulation Units outstanding at
 end of period                                       3,363      2,667      2,062        723                    4



                                                                                                           REAL ESTATE
                                                                                                            SECURITIES
                                                              SOCIAL CHOICE EQUITY SUB-ACCOUNT             SUB-ACCOUNT
                                                           ---------------------------------------   -----------------
                                                                                    FOR THE PERIOD      FOR THE PERIOD
                                                                                     MARCH 1, 2000   SEPTEMBER 4, 2002
                                                           FOR THE YEAR ENDED        (COMMENCEMENT       (COMMENCEMENT
                                                              DECEMBER 31,       OF OPERATIONS) TO   OF OPERATIONS) TO
                                                           -------------------        DECEMBER 31,        DECEMBER 31,
                                                             2002       2001               2000(A)             2002(A)
----------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT DATA:
 Investment income                                         $  .246    $  .194    $            .187   $            .299
 Expenses                                                     .041       .039                 .022                .010
----------------------------------------------------------------------------------------------------------------------
 Investment income (loss)-net                                 .205       .155                 .165                .289
 Net realized and unrealized gain (loss) on investments     (4.620)    (3.340)               (.875)             (0.475)
----------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in Accumulation Unit Value         (4.415)    (3.185)               (.710)             (0.186)
 Accumulation Unit Value:
   Beginning of period                                      21.105     24.290               25.000              25.000
----------------------------------------------------------------------------------------------------------------------
   End of period                                           $16.690    $21.105    $          24.290   $          24.814
======================================================================================================================
TOTAL RETURN                                                (20.92)%   (13.11)%              (2.84)%             (0.74)%
Ratio to average net assets:
 Expenses                                                     0.30%      0.30%                0.25%               0.10%
 Investment income-net                                        1.51%      1.17%                1.86%               2.88%
Portfolio turnover rate                                      10.57%     10.90%               41.20%             112.27%
Thousands of Accumulation Units outstanding at end of
 period                                                        352        196                   69                  14



(a)


  The percentages shown for this period are not annualized.


   28SPIA PROSPECTUS

PERFORMANCE INFORMATION

We may advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well). "Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account's investment accounts.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE IN THE
                                                             STATEMENT OF
                                                               ADDITIONAL
ITEM                                                          INFORMATION
-------------------------------------------------------------------------
Calculating Annuity Unit Values .........................        B-2
Tax Status of the Contracts .............................        B-2
Performance Information .................................        B-2
Statements and Reports ..................................        B-3
General Matters .........................................        B-3
State Regulation ........................................        B-4
Legal Matters ...........................................        B-4
Experts .................................................        B-4
Additional Considerations ...............................        B-4
Additional Information ..................................        B-4
Financial Statements ....................................        B-4


                                                            SPIA PROSPECTUS   29

APPENDIX A

                                                             "FREE LOOK"
JURISDICTION                                               PERIOD (DAYS)
------------------------------------------------------------------------
Georgia..................................................             10
Hawaii...................................................             10
Idaho....................................................             20
Iowa.....................................................             10
Massachusetts............................................             10
Michigan.................................................             10
Missouri.................................................             10
Nebraska.................................................             10
North Carolina...........................................             10
Oklahoma.................................................             10
Rhode Island.............................................             10
South Carolina...........................................             31
Utah.....................................................             20
Washington...............................................             10
West Virginia............................................             10
Wisconsin................................................             20

 30   SPIA PROSPECTUS

                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                  May 1, 2003


                            SINGLE PREMIUM IMMEDIATE
                           VARIABLE ANNUITY CONTRACTS

                                 funded through

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                                      and

                        TIAA-CREF LIFE INSURANCE COMPANY


This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2003 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated into this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                                [TIAA CREF LOGO]

                               TABLE OF CONTENTS


  B-2   Calculating Annuity Unit Values
  B-2   Tax Status of the Contract
  B-2   Performance Information
  B-3   Statements and Reports
  B-3   General Matters
  B-4   State Regulation
  B-4   Legal Matters
  B-4   Experts
  B-4   Additional Considerations
  B-4   Additional Information
  B-4   Financial Statements


CALCULATING ANNUITY UNIT VALUES

Separate annuity unit values are maintained for annuity units payable from each investment account under each income change method. The values are calculated as of each valuation day. Annuity unit values for an income change method are determined by multiplying each account's annuity unit value at the end of the previous valuation day by that account's net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that income change method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an income change method, and those who start or stop receiving annuity income under that income change method between the two dates.

An investment account's net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day. An investment account's gross investment factor equals A divided by B, as follows:

A equals  i.    the net asset value of the shares in the fund(s) held
                by the account as of the end of the valuation day,
                excluding the net effect of contractholders'
                transactions (i.e., premiums received, benefits paid,
                and transfers to and from the account) made during
                that day; plus
          ii.   investment income and capital gains distributed to the
                account; less
          iii.  any amount paid and/or reserved for tax liability
                resulting from the operation of the account since the
                previous valuation day.
B equals  the value of the shares in the fund(s) held by the account as of the end of the prior valuation day, including the net effect of contractowners' transactions made during the prior valuation day.

TAX STATUS OF THE CONTRACT


DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a non-qualified contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.


Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

REQUIRED DISTRIBUTIONS. All payments upon death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy, as defined in the Code. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

PERFORMANCE INFORMATION

TOTAL RETURN INFORMATION FOR THE SEPARATE ACCOUNT

Total return quotations for the investment accounts of the separate account may be advertised. Total return quotations will reflect all aspects of the investment account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

         P (1 + T)(n) = EV
where:   P     =     hypothetical initial payment of $1,000
         T     =     average annual total return
         n     =     number of years in the period
         EV    =     ending value of the hypothetical investment at the
                     end of the 1, 5, or 10 year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined.


B- 2  STATEMENT OF ADDITIONAL INFORMATION -- Single Premium Immediate Annuity

Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the unit value reflects the investment experience of the particular investment account of the separate account and all expense deductions made against the assets of the separate account on a cumulative basis, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.

TOTAL RETURNS


The following chart shows how each of the separate account's variable investment accounts have performed in an accumulating contract as of December 31, 2002 (certain of the Funds were introduced in 2002 and do not have performance history for the time periods shown below). (Note that the contracts described in this prospectus are not accumulating contracts and the percentages shown below are not used in calculating your payments, though they may be used as a guide to how the separate account has performed.)


AVERAGE ANNUAL TOTAL RETURNS


                                  ONE YEAR
                             (JANUARY 1, 2002 TO    FROM EFFECTIVE DATE TO
                             DECEMBER 31, 2002)      DECEMBER 31, 2002(1)
--------------------------------------------------------------------------
  Stock Index Account              (21.64)%                  (6.28)%
--------------------------------------------------------------------------
  Growth Equity Account            (30.22)%                 (29.02)%
--------------------------------------------------------------------------
  Growth & Income Account          (24.20)%                 (17.94)%
--------------------------------------------------------------------------
  International Equity
    Account                        (14.68)%                 (22.98)%
--------------------------------------------------------------------------
  Social Choice Equity
    Account                        (20.92)%                 (15.69)%
--------------------------------------------------------------------------


(1) For the Stock Index Account, inception is January 4, 1999. For the other Accounts shown, inception is April 3, 2000.

PERFORMANCE COMPARISONS

Performance information for the separate account and its investment accounts may be compared, in advertisements, sales literature, and reports to contractowners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) the Morgan Stanley Capital International ("MSCI") global market indices, including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index and Morgan Stanley REIT Index, (14) Kinder, Lydenberg, Domini & Co., Inc.'s Broad Market Social Index, and (15) NAREIT Equity REIT Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the variable investment accounts also may be compared to other indices or averages that measure performance of other variable contracts, or other pertinent groups of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.

ILLUSTRATING EXPENSE DEDUCTIONS

We may illustrate in advertisements, sales literature and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.

ILLUSTRATING HOW PREMIUMS TRANSLATE INTO ANNUITY PAYMENTS

We may provide to contractowners or annuitants hypothetical illustrations showing how a premium might translate into annuity payments. Illustrations may be based on current purchase rates from the Fixed Account, on hypothetical rates of return for the variable investment accounts, and/or other criteria. Illustrations are not intended to predict or project specific investment results.

STATEMENTS AND REPORTS

You will receive a confirmation statement when you remit your premium, or make a "transfer" to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

GENERAL MATTERS

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.


      Single Premium Immediate Annuity STATEMENT OF ADDITIONAL INFORMATION  B- 3

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life's right to issue the contracts, have been passed upon by Charles
H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The financial statements of TIAA-CREF Life Insurance Company and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

ADDITIONAL CONSIDERATIONS

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.

You should also consider what types of investments are best suited for you and your current needs. In particular, you should consider the tax treatment of a variable annuity as compared with a standard mutual fund product. With annuities, investors are provided the option of lifetime income upon retirement. We may compare annuities to mutual funds in sales literature and advertisements.


We may discuss and compare our array of products and services. At such times we disclose which of our subsidiaries or affiliates issues which products or types of products, as follows: TIAA-CREF Individual and Institutional Services, Inc. distributes CREF certificates and interests in the TIAA Real Estate Account. Teachers Personal Investors Services, Inc. distributes the variable component of personal annuities, mutual funds, variable life insurance contracts and tuition savings agreements. TIAA and TIAA-CREF Life Insurance Company issue insurance and annuities. TIAA-CREF Trust Company, FSB provides trust services. We also disclose that the investment products are not FDIC insured, may lose value and are not bank guaranteed.


The variety of issues to consider highlights the importance of the support and services that we provide. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, an Information Center, and 24-hour automated toll-free numbers and a website for transactions and inquiries.

Customer service may be an important consideration for you. In our advertisements we may report the results of surveys conducted by independent agencies regarding customer service. We may also use certain testimonials and quote financial experts, financial and other publications, or other services regarding our products and services. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life's financial statements should be considered only as bearing upon TIAA-CREF Life's ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                         INDEX TO FINANCIAL STATEMENTS


                                                   PAGE
                                                   ----
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
AUDITED FINANCIAL STATEMENTS
  DECEMBER 31, 2002:
Report of Management Responsibility..............  B-5
Report of Independent Auditors...................  B-6
Statements of Assets and Liabilities.............  B-7
Statements of Operations.........................  B-8
Statements of Changes in Net Assets..............  B-9
Notes to Financial Statements....................  B-11



                                                   PAGE
                                                   ----
TIAA-CREF LIFE INSURANCE COMPANY
AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS
  DECEMBER 31, 2002, 2001 AND 2000:
Report of Management Responsibility..............  B-16
Report of the Audit Committee....................  B-17
Report of Independent Auditors...................  B-18
Balance Sheets...................................  B-19
Statements of Operations.........................  B-20
Statements of Changes in Capital and Surplus.....  B-21
Statements of Cash Flows.........................  B-22
Notes to Statutory-Basis Financial Statements....  B-23


B-4  STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA CREF LOGO
                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Contractowners of
  TIAA-CREF Life Separate Account VA-1:

The accompanying financial statements of the Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, Social Choice Equity, and Real Estate Securities Sub-Accounts of TIAA-CREF Life Separate Account VA-1 (the "Sub-Accounts") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States, and have been presented fairly and objectively in accordance with such principles.

TIAA-CREF Life Insurance Company ("TIAA-CREF Life") has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life's internal audit personnel provide a continuing review of the internal controls and operation of the Sub-Accounts, and the chief audit executive regularly reports to the Audit Committee of the Management Committee.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be the Sub-Accounts' policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, Sub-Accounts did not engage Ernst & Young LLP for any management advisory or consulting services. The independent auditors' report, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the Sub-Accounts' Management Committee consisting entirely of the members who are not officers of the Sub-Accounts, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls, and auditing. In addition to the annual audit of the financial statements of the Sub-Accounts by the independent auditing firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of the Sub-Accounts' operations.
                                       /s/ Bertram L. Scott
                                       -----------------------------------------
                                                Chairman, President and
                                                Chief Executive Officer
                                       /s/ Glenn A. MacFarlane
                                       -----------------------------------------
                                               Executive Vice President

  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

  [ERNST & YOUNG LOGO]                               ERNST & YOUNG LLP             Phone: (212) 773-3000
                                                       5 Times Square                   www.ey.com
                                                     New York, NY 10036

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Contractowners of
  TIAA-CREF Life Separate Account VA-1:

We have audited the accompanying statements of assets and liabilities of the Growth Equity, Growth & Income, International Equity, Stock Index, Social Choice Equity, Large Cap Value, Small Cap Value and Real Estate Securities Sub-Accounts of TIAA-CREF Life Separate Account VA-1 (the "Sub-Accounts") as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Sub-Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Growth Equity, Growth & Income, International Equity, Stock Index, Social Choice Equity, Large Cap Value, Small Cap Value and Real Estate Securities Sub-Accounts at December 31, 2002, and the results of their operations and the changes in their net assets for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ ERNST & YOUNG LLP

New York, New York
February 7, 2003

                   A Member Practice of Ernst & Young Global
     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1        STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
December 31, 2002

                                                                GROWTH       GROWTH &     INTERNATIONAL      STOCK
                                                                EQUITY        INCOME         EQUITY          INDEX
                                                              SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at cost                                        $33,729,333   $26,788,824    $14,183,437    $94,925,479
---------------------------------------------------------------------------------------------------------------------
  Shares held in corresponding TIAA-CREF Life Funds            1,960,396     1,316,034       1,043,667      3,625,359
  Net asset value per share ("NAV")                           $    10.15    $    15.22     $     10.76    $     18.86
---------------------------------------------------------------------------------------------------------------------
  Investments, at value (Shares x NAV)                        19,898,017    20,030,037      11,229,857     68,374,264
  Amounts due from TIAA                                           81,192        45,002          59,845        210,494
---------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                              19,979,209    20,075,039      11,289,702     68,584,758
---------------------------------------------------------------------------------------------------------------------

NET ASSETS
  Accumulation Fund                                           19,848,339    19,879,343      11,250,493     67,731,251
  Annuity Fund                                                   130,870       195,696          39,209        853,507
---------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                    $19,979,209   $20,075,039    $11,289,702    $68,584,758
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
  Number of Accumulation Units outstanding-Notes 4 and 5       1,949,834     1,278,012       1,013,384      3,362,537
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, PER ACCUMULATION UNIT-NOTE 4                     $10.18        $15.55          $11.10         $20.14
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


                                                              SOCIAL CHOICE    LARGE CAP     SMALL CAP    REAL ESTATE
                                                                 EQUITY          VALUE         VALUE      SECURITIES
                                                               SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------

ASSETS
  Investments, at cost                                         $7,260,910      $174,442      $248,304      $327,130
---------------------------------------------------------------------------------------------------------------------
  Shares held in corresponding TIAA-CREF Life Funds               364,433         6,975         9,796        13,309
  Net asset value per share ("NAV")                            $    16.09      $  24.84      $  24.63      $  24.48
---------------------------------------------------------------------------------------------------------------------
  Investments, at value (Shares x NAV)                          5,863,721       173,267       241,281       325,808
  Amounts due from TIAA                                            11,694             1            --        20,912
---------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                5,875,415       173,268       241,281       346,720
---------------------------------------------------------------------------------------------------------------------

NET ASSETS
  Accumulation Fund                                             5,867,313       173,268       241,281       346,720
  Annuity Fund                                                      8,102            --            --            --
---------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                     $5,875,415      $173,268      $241,281      $346,720
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
  Number of Accumulation Units outstanding-Notes 4 and 5          351,540         6,937         9,757        13,973
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, PER ACCUMULATION UNIT-NOTE 4                      $16.69        $24.98        $24.73        $24.81
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1                    STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------

                                                                FOR THE YEAR ENDED DECEMBER 31, 2002
                                                              -----------------------------------------
                                                                GROWTH       GROWTH &     INTERNATIONAL
                                                                EQUITY        INCOME         EQUITY
                                                              SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Income:
    Reinvested dividends                                      $  132,815    $  262,344     $   264,962
-------------------------------------------------------------------------------------------------------
  Expenses -- Note 2:
    Administrative expenses                                       44,116        41,367          20,049
    Mortality and expense risk charges                            22,062        20,687          10,026
-------------------------------------------------------------------------------------------------------
      Total Expenses                                              66,178        62,054          30,075
-------------------------------------------------------------------------------------------------------
  Investment income -- net                                        66,637       200,290         234,887
-------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS-NOTE 3
    Net realized loss on investments                          (3,327,951)   (1,953,140)     (1,475,236)
    Net change in unrealized depreciation on investments      (5,038,699)   (4,184,431)       (382,356)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments             (8,366,650)   (6,137,571)     (1,857,592)
-------------------------------------------------------------------------------------------------------

  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(8,300,013)  $(5,937,281)   $(1,622,705)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                             FOR THE YEAR ENDED DECEMBER 31, 2002
                                                             ----------------------------
                                                                STOCK       SOCIAL CHOICE
                                                                INDEX          EQUITY
                                                             SUB-ACCOUNT     SUB-ACCOUNT
-----------------------------------------------------------  ----------------------------
INVESTMENT INCOME
  Income:
    Reinvested dividends                                     $ 1,279,885     $    91,635
-------------------------------------------------------------------------------------------------------
  Expenses -- Note 2:
    Administrative expenses                                      139,196          10,110
    Mortality and expense risk charges                            69,605           5,056
-------------------------------------------------------------------------------------------------------
      Total Expenses                                             208,801          15,166
-------------------------------------------------------------------------------------------------------
  Investment income -- net                                     1,071,084          76,469
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS-NOTE 3
    Net realized loss on investments                          (3,578,027)       (297,326)
    Net change in unrealized depreciation on investments     (15,054,756)       (981,562)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments            (18,632,783)     (1,278,888)
-------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $(17,561,699)   $(1,202,419)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                                 FOR THE PERIOD SEPTEMBER 4, 2002
                                                                   (COMMENCEMENT OF OPERATIONS)
                                                                       TO DECEMBER 31, 2002
                                                              ---------------------------------------
                                                               LARGE CAP     SMALL CAP    REAL ESTATE
                                                                 VALUE         VALUE      SECURITIES
                                                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Income:
    Reinvested dividends                                        $ 1,085       $ 1,186       $ 4,332
-----------------------------------------------------------------------------------------------------
  Expenses -- Note 2:
    Administrative expenses                                          77            82            94
    Mortality and expense risk charges                               39            41            47
-----------------------------------------------------------------------------------------------------
      Total Expenses                                                116           123           141
-----------------------------------------------------------------------------------------------------
  Investment income -- net                                          969         1,063         4,191
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS -- NOTE 3
    Net realized loss on investments                                 (1)           (3)       (1,208)
    Net change in unrealized depreciation on investments         (1,174)       (7,023)       (1,322)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                (1,175)       (7,026)       (2,530)
-----------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                  $  (206)      $(5,963)      $ 1,661
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

B- 8  STATEMENT OF ADDITIONAL INFORMATION Single Premium Immediate Annuity

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1         STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                             GROWTH EQUITY SUB-ACCOUNT   GROWTH & INCOME SUB-ACCOUNT
                                                             -------------------------   ---------------------------
                                                                FOR THE YEARS ENDED          FOR THE YEARS ENDED
                                                                   DECEMBER 31,                 DECEMBER 31,
                                                             -------------------------   ---------------------------
                                                                2002          2001           2002           2001
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Investment income-net                                      $    66,637   $    17,380   $   200,290    $   149,162
  Net realized loss on investments                            (3,327,951)   (2,179,261)   (1,953,140)      (840,521)
  Net change in unrealized appreciation (depreciation) on
    investments                                               (5,038,699)   (3,588,958)   (4,184,431)    (1,498,380)
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                (8,300,013)   (5,750,839)   (5,937,281)    (2,189,739)
--------------------------------------------------------------------------------------------------------------------

FROM CONTRACTOWNER TRANSACTIONS
    Seed money from TIAA-CREF Life                                    --            --            --             --
    Premiums                                                   6,268,464    10,792,461     8,463,056     11,560,453
    Net contractowner transfers (to) from fixed account         (664,108)   (1,070,337)   (2,588,199)      (138,694)
    Annuity payments                                              (3,754)           --       (10,213)            --
    Withdrawals and death benefits                              (472,309)     (147,567)     (721,138)      (716,468)
--------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from contractowner
    transactions                                               5,128,293     9,574,557     5,143,506     10,705,291
--------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET ASSETS                       (3,171,720)    3,823,718      (793,775)     8,515,552
--------------------------------------------------------------------------------------------------------------------

NET ASSETS
  Beginning of year                                           23,150,929    19,327,211    20,868,814     12,353,262
--------------------------------------------------------------------------------------------------------------------
  End of year                                                $19,979,209   $23,150,929   $20,075,039    $20,868,814
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------



                                                               INTERNATIONAL EQUITY             STOCK INDEX
                                                                    SUB-ACCOUNT                 SUB-ACCOUNT
                                                             -------------------------   --------------------------
                                                                FOR THE YEARS ENDED         FOR THE YEARS ENDED
                                                                   DECEMBER 31,                 DECEMBER 31,
                                                             -------------------------   --------------------------
                                                                2002          2001           2002          2001
-------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
  Investment income-net                                      $   234,887   $    93,799   $  1,071,084   $   453,950
  Net realized loss on investments                            (1,475,236)     (540,045)    (3,578,027)     (576,485)
  Net change in unrealized appreciation (depreciation) on
    investments                                                 (382,356)   (1,723,303)   (15,054,756)   (7,657,949)
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                (1,622,705)   (2,169,549)   (17,561,699)   (7,780,484)
-------------------------------------------------------------------------------------------------------------------

FROM CONTRACTOWNER TRANSACTIONS
    Seed money from TIAA-CREF Life                                    --            --             --            --
    Premiums                                                   3,246,670     3,686,384     21,228,721    22,544,854
    Net contractowner transfers (to) from fixed account        1,130,213      (260,672)      (876,279)   (2,642,686)
    Annuity payments                                              (2,592)           --        (48,766)       (1,861)
    Withdrawals and death benefits                              (165,336)      (22,842)    (2,731,576)   (3,567,296)
-------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from contractowner
    transactions                                               4,208,955     3,402,870     17,572,100    16,333,011
-------------------------------------------------------------------------------------------------------------------

  NET INCREASE (DECREASE) IN NET ASSETS                        2,586,250     1,233,321         10,401     8,552,527
-------------------------------------------------------------------------------------------------------------------

NET ASSETS
  Beginning of year                                            8,703,452     7,470,131     68,574,357    60,021,830
-------------------------------------------------------------------------------------------------------------------
  End of year                                                $11,289,702   $ 8,703,452   $ 68,584,758   $68,574,357
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1         STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                         LARGE CAP     SMALL CAP    REAL ESTATE
                                                               SOCIAL CHOICE EQUITY        VALUE         VALUE      SECURITIES
                                                                   SUB-ACCOUNT          SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                             ------------------------   -----------   -----------   -----------
                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,            FOR THE PERIOD SEPTEMBER 4, 2002
                                                             ------------------------        (COMMENCEMENT OF OPERATIONS)
                                                                2002          2001               TO DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
  Investment income-net                                      $    76,469   $   33,845    $    969      $  1,063      $  4,191
  Net realized loss on investments                              (297,326)     (73,899)         (1)           (3)       (1,208)
  Net change in unrealized appreciation (depreciation) on
    investments                                                 (981,562)    (280,707)     (1,174)       (7,023)       (1,322)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                (1,202,419)    (320,761)       (206)       (5,963)        1,661
-------------------------------------------------------------------------------------------------------------------------------

FROM CONTRACTOWNER TRANSACTIONS
    Seed money from TIAA-CREF Life                                    --           --     100,000       100,000       100,000
    Premiums                                                   3,105,950    2,663,431      25,178        36,000       258,466
    Net contractowner transfers (to) from fixed account          (76,103)     168,297      48,296       111,244        (6,007)
    Annuity payments                                                (446)          --          --            --            --
    Withdrawals and death benefits                               (92,590)     (45,991)         --            --        (7,400)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from contractowner
    transactions                                               2,936,811    2,785,737     173,474       247,244       345,059
-------------------------------------------------------------------------------------------------------------------------------

  NET INCREASE IN NET ASSETS                                   1,734,392    2,464,976     173,268       241,281       346,720
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
  Beginning of period                                          4,141,023    1,676,047          --            --            --
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                              $ 5,875,415   $4,141,023    $173,268      $241,281      $346,720
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

B- 10  STATEMENT OF ADDITIONAL INFORMATION Single Premium Immediate Annuity

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

TIAA-CREF Life Separate Account VA-1 (the "Account") was established by TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as a separate investment account under New York law on July 27, 1998. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918. TIAA-CREF Life Separate Account VA-1 consists of eight Sub-Accounts (each referred to as a "Sub-Account").

The Sub-Accounts are registered with the Securities and Exchange Commission ("Commission") as unit investment trusts under the Investment Company Act of 1940. The Sub-Accounts invest in shares of the TIAA-CREF Life Funds (the "Funds"), open-end management investment companies that were organized as business trusts under Delaware law on August 13, 1998, which correspond to each of the Sub-Accounts.

The Stock Index Account commenced operations on December 1, 1998 when TIAA-CREF Life purchased 4,000 Accumulation Units at $25 per Unit for a total of $100,000. The Growth Equity, Growth & Income, International Equity and Social Choice Equity Sub-Accounts commenced operations on March 1, 2000 when TIAA-CREF Life purchased 4,000 Accumulation Units in each Sub-Account at $25 per Unit for a total of $400,000. The Large Cap Value, Small Cap Value and Real Estate Securities Sub-Accounts commenced operations on September 4, 2002 when TIAA-CREF Life purchased 4,000 Accumulation Units in each Sub-Account at $25 per Unit for a total of $300,000. The following table summarizes the shares owned by TIAA-CREF Life at December 31, 2002 in the Sub-Accounts:

                                          Shares held by              Value of shares held by
                                         TIAA-CREF Life at               TIAA-CREF Life at
                                         December 31,2002                December 31, 2002
                                         -----------------            -----------------------
Growth Equity Sub-Account                      4,000                          $40,716
Growth & Income Sub-Account                    4,000                           62,216
International Equity Sub-Account               4,000                           44,408
Stock Index Sub-Account                        4,000                           80,572
Social Choice Equity Sub-Account               4,000                           66,760
Large Cap Value Sub-Account                    4,000                           99,912
Small Cap Value Sub-Account                    4,000                           98,920
Real Estate Securities Sub-Account             4,000                           99,256

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

VALUATION OF INVESTMENTS: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

FEDERAL INCOME TAXES: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

NOTE 2. EXPENSE CHARGES

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Sub-Accounts.
  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
--------------------------------------------------------------------------------

Notes to Financial Statements -- (Continued)

NOTE 3. INVESTMENTS

Purchases and sales of securities for the Sub-Accounts for the period ended December 31, 2002 were as follows:

                                                          Purchases         Sales
                                                         -----------      ----------
Growth Equity Sub-Account                                $ 7,630,312      $2,516,574
Growth & Income Sub-Account                                8,818,269       3,519,475
International Equity Sub-Account                           6,326,057       1,937,238
Stock Index Sub-Account                                   26,397,580       7,964,890
Social Choice Equity Sub-Account                           3,558,983         535,259
Large Cap Value Sub-Account                                   17,566             124
Small Cap Value Sub-Account                                  248,370              63
Real Estate Securities Sub-Account                           515,265         186,927

NOTE 4. CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.

                                            Growth Equity Sub-Account               Growth & Income Sub-Account
                                      --------------------------------------   --------------------------------------
                                                             For the Period                           For the Period
                                                             March 1, 2000                            March 1, 2000
                                      For the Years Ended   (commencement of   For the Years Ended   (commencement of
                                         December 31,        operations) to       December 31,        operations) to
                                      -------------------     December 31,     -------------------     December 31,
                                        2002       2001         2000(a)          2002       2001         2000(a)
                                      --------   --------   ----------------   --------   --------   ----------------
Per Accumulation Unit data:
Investment income                     $  .064    $  .017        $  .027        $  .197    $  .176        $  .149
Expenses                                 .032       .013           .038           .047       .043           .020
                                      -------    -------        -------        -------    -------        -------
Investment income (loss) -- net          .032       .004          (.011)          .150       .133           .129
Net realized and unrealized gain
  (loss) on investments                (4.442)    (4.392)        (6.012)        (5.116)    (3.304)        (1.438)
                                      -------    -------        -------        -------    -------        -------
Net increase (decrease) in
  Accumulation Unit value              (4.410)    (4.388)        (6.023)        (4.966)    (3.171)        (1.309)
     Accumulation Unit value:
       Beginning of period             14.589     18.977         25.000         20.520     23.691         25.000
                                      -------    -------        -------        -------    -------        -------
       End of period                  $10.179    $14.589        $18.977        $15.554    $20.520        $23.691
                                      =======    =======        =======        =======    =======        =======
Total return                           (30.22)%   (23.12)%       (24.09)%       (24.20)%   (13.39)%        (5.23)%
Ratio to average net assets:
  Expenses                               0.30%      0.30%          0.25%          0.30%      0.30%          0.25%
  Investment income (loss) -- net        0.30%      0.08%         (0.18)%         0.97%      0.92%          1.63%
Portfolio turnover rate                 11.43%     17.43%          7.50%         16.97%     16.20%          3.37%
Thousands of Accumulation Units
  outstanding at end of period          1,950      1,587          1,018          1,278      1,017            521

---------------

(a) The percentages shown for this period are not annualized.

     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
--------------------------------------------------------------------------------

Notes to Financial Statements -- (Continued)

                                      International Equity                                    Stock Index
                                           Sub-Account                                        Sub-Account
                             ---------------------------------------   ----------------------------------------------------------
                                                    For the Period                                               For the Period
                                                     March 1, 2000                                              December 1, 1998
                             For the Years Ended     (commencement              For the Years Ended              (commencement
                                December 31,       of operations) to               December 31,                of operations) to
                             -------------------     December 31,      -------------------------------------      December 31,
                               2002       2001          2000(a)         2002      2001      2000      1999          1998(a)
                             --------   --------   -----------------   -------   -------   -------   -------   ------------------
Per Accumulation Unit data:
Investment income            $  .255    $  .168         $  .089        $  .370   $  .229   $  .104   $  .289        $  .052
Expenses                        .029       .034            .015           .060      .067      .025      .016           .006
                             -------    -------         -------        -------   -------   -------   -------        -------
Investment income (loss) --
  net                           .226       .134            .074           .310      .162      .079      .273           .046
Net realized and unrealized
  gain (loss) on
  investments                 (2.136)    (4.253)         (7.943)        (5.871)   (3.573)   (2.517)    5.184          1.050
                             -------    -------         -------        -------   -------   -------   -------        -------
Net increase (decrease) in
  Accumulation Unit value     (1.910)    (4.119)         (7.869)        (5.561)   (3.411)   (2.438)    5.457          1.096
  Accumulation Unit value:
     Beginning of period      13.012     17.131          25.000         25.704    29.115    31.553    26.096         25.000
                             -------    -------         -------        -------   -------   -------   -------        -------
     End of period           $11.102    $13.012         $17.131        $20.143   $25.704   $29.115   $31.553        $26.096
                             =======    =======         =======        =======   =======   =======   =======        =======
Total return                  (14.68)%   (24.04)%        (31.48)%       (21.64)%  (11.72)%   (7.72)%   20.91%          4.39%
Ratio to average net
  assets:
  Expenses                      0.30%      0.30%           0.25%          0.30%     0.30%     0.30%     0.30%          0.02%
  Investment income -- net      2.34%      1.17%           1.24%          1.54%     0.73%     0.98%     5.09%          0.18%
Portfolio turnover rate        19.10%     14.01%           2.95%         11.42%     6.95%     8.87%     0.17%          0.00%
Thousands of Accumulation
  Units outstanding at end
  of period                    1,013        669             436          3,363     2,667     2,062       723              4

---------------

(a) The percentages shown for this period are not annualized.

  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
--------------------------------------------------------------------------------

Notes to Financial Statements -- (Continued)

                                                                                 Large Cap     Small Cap    Real Estate
                                                Social Choice Equity               Value         Value      Securities
                                                    Sub-Account                 Sub-Account   Sub-Account   Sub-Account
                                       --------------------------------------   -----------   -----------   -----------
                                                              For the Period
                                                              March 1, 2000
                                          For the Years      (commencement of
                                       Ended December 31,     operations) to       For the Period September 4, 2002
                                       -------------------     December 31,          (commencement of operations)
                                         2002       2001         2000(a)                to December 31, 2002(a)
                                       --------   --------   ----------------   ---------------------------------------
Per Accumulation Unit data:
Investment income                      $  .246    $  .194        $  .187          $  .153       $  .112       $  .299
Expenses                                  .041       .039           .022             .016          .012          .010
                                       -------    -------        -------          -------       -------       -------
Investment income (loss) -- net           .205       .155           .165             .137          .100          .289
Net realized and unrealized gain
  (loss) on investments                 (4.620)    (3.340)         (.875)          (0.159)       (0.370)       (0.475)
                                       -------    -------        -------          -------       -------       -------
Net increase (decrease) in
  Accumulation Unit value               (4.415)    (3.185)         (.710)          (0.022)       (0.270)       (0.186)
  Accumulation Unit value:
     Beginning of period                21.105     24.290         25.000           25.000        25.000        25.000
                                       -------    -------        -------          -------       -------       -------
     End of period                     $16.690    $21.105        $24.290          $24.978       $24.730       $24.814
                                       =======    =======        =======          =======       =======       =======
Total return                            (20.92)%   (13.11)%        (2.84)%          (0.09)%       (1.08)%       (0.74)%
Ratio to average net assets:
  Expenses                                0.30%      0.30%          0.25%            0.10%         0.10%         0.10%
  Investment income -- net                1.51%      1.17%          1.86%            0.82%         0.85%         2.88%
Portfolio turnover rate                  10.57%     10.90%         41.20%            0.10%         0.05%       112.27%
Thousands of Accumulation Units
  outstanding at end of period             352        196             69                7            10            14

---------------

(a) The percentages shown for this period are not annualized.

NOTE 5. ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:


                                    Growth Equity            Growth & Income        International Equity
                                     Sub-Account               Sub-Account              Sub-Account
                                ----------------------    ----------------------    --------------------
                                 For the Years Ended       For the Years Ended      For the Years Ended
                                     December 31,              December 31,             December 31,
                                  2002         2001         2002         2001         2002        2001
                                ---------    ---------    ---------    ---------    ---------    -------
Accumulation Units:
  Credited for premiums           517,326      670,670      464,525      541,049      266,926    256,029
  Credited (cancelled) for
     transfers and
     disbursements               (154,389)    (102,222)    (203,447)     (45,539)      77,600    (23,228)
  Outstanding:
     Beginning of year          1,586,897    1,018,449    1,016,934      521,424      668,858    436,057
                                ---------    ---------    ---------    ---------    ---------    -------
     End of year                1,949,834    1,586,897    1,278,012    1,016,934    1,013,384    668,858
                                =========    =========    =========    =========    =========    =======


     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

--------------------------------------------------------------------------------

Notes to Financial Statements -- (Concluded)



                                                              Stock Index          Social Choice Equity
                                                              Sub-Account              Sub-Account
                                                         ----------------------    --------------------
                                                          For the Years Ended      For the Years Ended
                                                              December 31,             December 31,
                                                           2002         2001         2002        2001
                                                         ---------    ---------    --------    --------
Accumulation Units:
  Credited for premiums                                    930,014      840,206    165,233     121,343
  Credited (cancelled) for transfers and disbursements    (234,016)    (235,182)    (9,904)      5,868
  Outstanding:
     Beginning of year                                   2,666,539    2,061,515    196,211      69,000
                                                         ---------    ---------    -------     -------
     End of year                                         3,362,537    2,666,539    351,540     196,211
                                                         =========    =========    =======     =======



                                                              Large Cap          Small Cap         Real Estate
                                                                Value              Value           Securities
                                                             Sub-Account        Sub-Account        Sub-Account
                                                            -------------      -------------      -------------
                                                                     For the Period September 4, 2002
                                                             (commencement of operations) to December 31, 2002
                                                            ---------------------------------------------------
Accumulation Units:
  Credited for premiums                                           989              1,416              10,577
  Credited for transfers and disbursements                      5,948              8,341               3,396
  Outstanding:
     Beginning of period                                           --                 --                  --
                                                                -----              -----              ------
     End of period                                              6,937              9,757              13,973
                                                                =====              =====              ======


  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA CREF LOGO
                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
  TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company, ("TIAA-CREF Life") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA-CREF Life has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life's internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the internal auditor regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent auditing firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be TIAA-CREF Life's policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, TIAA-CREF Life did not engage Ernst & Young LLP for any management advisory or consulting services. The independent auditors' report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA-CREF Life financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA-CREF Life as part of their periodic corporate examinations.
                                       /s/ Bertram L. Scott
                                       -----------------------------------------
                                                Chairman, President and
                                                Chief Executive Officer
                                       /s/ Glenn A. MacFarlane
                                       -----------------------------------------
                                                  Vice President and
                                                Chief Financial Officer

     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

[TIAA CREF LOGO]
                         REPORT OF THE AUDIT COMMITTEE

To the Policyholders of
  TIAA-CREF Life Insurance Company:

The Audit Committee oversees the financial reporting process of TIAA-CREF Life Insurance Company, ("TIAA-CREF Life") on behalf of the Company's Board of Directors. The Audit Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities.

Management has the primary responsibility for TIAA-CREF Life's financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the independent auditing firm. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA-CREF Life, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management, and TIAA-CREF Life has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Martin L. Leibowitz, Audit Committee Chair
Richard L. Gibbs, Audit Committee Member
Charles H. Stamm, Audit Committee Member
Mary Ann Werner, Audit Committee Member
James A. Wolf, Audit Committee Member

  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

  [ERNST & YOUNG LOGO]                               ERNST & YOUNG LLP             Phone: (212) 773-3000
                                                       5 Times Square                   www.ey.com
                                                     New York, NY 10036


--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
  TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company, ("TIAA-CREF Life") as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the three years ended December 31, 2002. These financial statements are the responsibility of TIAA-CREF Life's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA-CREF Life at December 31, 2002 and 2001, or the results of its operations or its cash flows for the three years ended December 31, 2002.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years ended December 31, 2002 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, in 2001, TIAA-CREF Life changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, as adopted by the New York State Insurance Department. Also, as discussed in Note 2 to the Financial Statements, in 2002 TIAA-CREF Life began to admit deferred federal income tax assets in accordance with Statement of Statutory Accounting Principles Number 10.

                                                  /s/ ERNST & YOUNG LLP

April 23, 2003
                   A Member Practice of Ernst & Young Global
     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE INSURANCE COMPANY               STATUTORY -- BASIS BALANCE SHEETS

--------------------------------------------------------------------------------
(amounts in thousands)*

                                                                   DECEMBER 31,
                                                                 2002         2001
-------------------------------------------------------------------------------------
ASSETS
  Bonds                                                       $2,175,724   $  900,787
  Mortgages                                                       53,738       28,262
  Cash and short-term investments                                169,236       88,107
  Investment income due and accrued                               27,142       11,381
  Separate account assets                                        126,228      125,439
  Federal income tax recoverable                                      --        1,056
  Deferred federal income tax asset                                  994           --
  Other assets                                                    21,751        7,410
-------------------------------------------------------------------------------------
    TOTAL ASSETS                                              $2,574,813   $1,162,442
-------------------------------------------------------------------------------------
LIABILITIES, CAPITAL AND SURPLUS
  Policy and contract reserves                                $2,039,818   $  730,972
  Asset valuation reserve                                            399          472
  Interest maintenance reserve                                     1,942        2,230
  Separate account liabilities                                   125,635      125,059
  Other liabilities                                              144,787       32,101
-------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                          2,312,581      890,834
-------------------------------------------------------------------------------------
  Capital (2,500 shares of $1,000 par value common stock
    issued and outstanding)                                        2,500        2,500
  Additional paid-in capital                                     277,500      267,500
  Surplus                                                        (17,768)       1,608
-------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                        262,232      271,608
-------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                        $2,574,813   $1,162,442
-------------------------------------------------------------------------------------

* Except numbers of shares and par value amount

See notes to statutory -- basis financial statements.

  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY     STATUTORY -- BASIS STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------
(amounts in thousands)

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                 2002        2001       2000
----------------------------------------------------------------------------------------------
INCOME
  Insurance and annuity premiums, and other considerations    $  946,537   $300,871   $333,702
  Net investment income                                           90,502     47,132     25,338
----------------------------------------------------------------------------------------------
    TOTAL INCOME                                              $1,037,039   $348,003   $359,040
==============================================================================================
EXPENSES
  Policy and contract benefits                                $   59,549   $ 15,069   $  7,226
  Increase in policy and contract reserves                       884,897    261,307    245,102
  Operating expenses                                              48,785     35,936     17,901
  Transfers to separate accounts, net                             35,520     42,827     89,323
  Other, net                                                      16,541      6,417       (197)
----------------------------------------------------------------------------------------------
    TOTAL EXPENSES                                            $1,045,292   $361,556   $359,355
==============================================================================================
(Loss) before federal income tax                                  (8,253)   (13,553)      (315)
Federal income tax (benefit)/expense                               1,789     (1,852)     1,542
Net realized capital (losses) less capital gains taxes,
  after transfers to Interest Maintenance Reserve                 (9,996)    (3,709)        --
----------------------------------------------------------------------------------------------
    NET (LOSS)                                                $  (20,038)  $(15,410)  $ (1,857)
==============================================================================================

See notes to statutory -- basis financial statements.

     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE INSURANCE COMPANY        STATUTORY -- BASIS STATEMENTS OF CHANGES

                                                          IN CAPITAL AND SURPLUS
--------------------------------------------------------------------------------
(amounts in thousands)

                                                                      FOR THE THREE YEARS ENDED
                                                                          DECEMBER 31, 2002
                                                                        ADDITIONAL
                                                              CAPITAL    PAID-IN
                                                               STOCK     CAPITAL     SURPLUS     TOTAL
--------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                                    $2,500     $242,500    $18,375    $263,375
  Net loss                                                        --           --     (1,857)     (1,857)
  Transfer to the Asset Valuation Reserve                         --           --       (701)       (701)
  Decrease in value of seed money in separate account             --           --        (75)        (75)
  Increase in non-admitted assets                                 --           --       (220)       (220)
--------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                                     2,500      242,500     15,522     260,522
--------------------------------------------------------------------------------------------------------
  Net loss                                                        --           --    (15,410)    (15,410)
  Transfer from the Asset Valuation Reserve                       --           --      1,291       1,291
  Capital contribution                                            --       25,000         --      25,000
  Decrease in value of seed money in separate account             --           --        (73)        (73)
  Decrease in non-admitted assets                                 --           --        220         220
  Change in reserve on account of change in valuation basis       --           --         58          58
--------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                                     2,500      267,500      1,608     271,608
--------------------------------------------------------------------------------------------------------
  Net loss                                                        --           --    (20,038)    (20,038)
  Net unrealized capital (loss) on investment                     --           --       (299)       (299)
  Transfer from the Asset Valuation Reserve                       --           --         72          72
  Capital contribution                                            --       10,000                 10,000
  Decrease in value of seed money in separate account             --           --        (87)        (87)
  Cumulative effect of changes in accounting principles           --           --     12,339      12,339
  Increase in non-admitted assets                                 --           --    (11,363)    (11,363)
--------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                                    $2,500     $277,500    $(17,768)  $262,232
========================================================================================================

See notes to statutory -- basis financial statements.

  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY     STATUTORY -- BASIS STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------
(amounts in thousands)

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                    2002          2001         2000
-----------------------------------------------------------------------------------------------------
CASH PROVIDED
By operating activities:
  Insurance and annuity premiums, and other considerations       $  943,601     $298,777     $333,203
    Investment income, net                                           86,657       42,080       19,986
-----------------------------------------------------------------------------------------------------
    TOTAL RECEIPTS                                                1,030,258      340,857      353,189
  Policy and contract benefits                                       59,378       14,665        7,112
  Operating expenses                                                 43,754       32,260        8,032
  Federal income tax expense (benefit)                                  204       (3,065)       3,375
  Transfers to separate accounts, net                                35,390       42,575       89,383
  Other, net                                                       (102,772)      (5,229)      (3,115)
-----------------------------------------------------------------------------------------------------
    TOTAL DISBURSEMENTS                                              35,954       81,206      104,787
-----------------------------------------------------------------------------------------------------
    CASH PROVIDED BY OPERATING ACTIVITIES                           994,304      259,651      248,402
-----------------------------------------------------------------------------------------------------
  By financing and miscellaneous activities:
    Additional paid-in capital                                       10,000       25,000           --
    Net deposits on deposit-type contracts                          401,360      177,334           --
    CASH PROVIDED BY FINANCING & MISCELLANEOUS ACTIVITIES           411,360      202,334           --
-----------------------------------------------------------------------------------------------------
  By investing activities:
    Sales and redemptions of bonds                                  211,240      122,525       16,340
    Repayment of mortgage principal                                     524          444          413
    Other, net                                                        1,039            3           --
-----------------------------------------------------------------------------------------------------
    CASH PROVIDED BY INVESTING ACTIVITIES                           212,803      122,972       16,753
-----------------------------------------------------------------------------------------------------
    TOTAL CASH PROVIDED                                           1,618,467      584,957      265,155
-----------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR NEW INVESTMENTS
  Investments acquired:
    Bonds                                                         1,510,281      552,757      236,390
    Mortgages                                                        26,000           --           --
    Other, net                                                        1,057           --           --
-----------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR NEW INVESTMENTS                           1,537,338      552,757      236,390
-----------------------------------------------------------------------------------------------------
INCREASE IN CASH AND SHORT-TERM INVESTMENTS                          81,129       32,200       28,765
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR                 88,107       55,907       27,142
-----------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR                   $  169,236     $ 88,107     $ 55,907
=====================================================================================================

See notes to statutory -- basis financial statements.

     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002

NOTE 1. ORGANIZATION AND OPERATIONS

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company, ("TIAA-CREF Life"), on May 1, 1998. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., ("Enterprises"), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America, ("TIAA"), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2002, TIAA-CREF Life was licensed in 50 jurisdictions.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, individual long-term care insurance contracts, funding agreements, term insurance and single premium immediate annuities.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

CHANGES IN ACCOUNTING PRINCIPLES: TIAA-CREF Life's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department, ("Department"); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States, ("GAAP"). (Refer to the section titled "Accounting Principles Generally Accepted in the United States" within this note.) Accounting changes adopted to conform to the provisions of the National Association of Insurance Commissioners' ("NAIC"), Accounting Practices and Procedures Manual, ("NAIC SAP"), are reported as changes in accounting principles. The cumulative effect of changes in accounting principles to conform to NAIC SAP as adopted by the Department in 2001 was $0 since TIAA-CREF Life did not have assets, liabilities or transactions affected by the cumulative changes in accounting principles.

On July 2, 2002, the New York State Legislature passed a bill allowing New York domiciled insurance companies to admit deferred federal income tax, ("DFIT") assets for purposes of their statutory financial statements for years ending on or after December 31, 2002 in accordance with Statement of Statutory Accounting Principles No. 10, Income Taxes. The bill was signed by the Governor of the State of New York on September 24, 2002. Consequently, TIAA-CREF Life admitted a DFIT asset in the amount of approximately $994, which increased surplus at December 31, 2002 by the same amount.

RECONCILIATIONS OF NET INCOME AND SURPLUS: Reconciliations of TIAA-CREF Life's net income and capital and surplus between NAIC SAP and accounting practices prescribed or permitted by the Department are shown on the following page:

                                                                2002       2001
                                                              --------   --------
Net (Loss), New York Basis..................................  $(20,038)  $(15,410)
New York Prescribed or Permitted Practices:
  Additional Reserves for:
     Term Conversions.......................................       149         --
                                                              --------   --------
Net (Loss), NAIC SAP........................................  $(19,889)  $(15,410)
                                                              ========   ========
Statutory Capital and Surplus, New York Basis...............   262,232    271,608
New York Prescribed or Permitted Practices:
  Additional Reserves for:
     Term Conversions.......................................       149         --
     Deferred Tax Asset.....................................        --        355
                                                              --------   --------
Statutory Capital and Surplus, NAIC SAP.....................  $262,381   $271,963
                                                              ========   ========

ACCOUNTING POLICIES: The preparation of TIAA-CREF Life's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA-CREF Life:

INVESTMENTS: Investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other than temporary. An impairment in an investment is
  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable. When an impairment has been determined to have occurred, the investment is valued at fair value. Management considers all available evidence to evaluate the fair value of its investments. Unless evidence exists to support the assertion that a decline in fair value below carrying value is temporary, a writedown is accounted for as a realized loss.

VALUATION OF INVESTMENTS:

BONDS AND SHORT-TERM INVESTMENTS: Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost (net of any other than temporary impairments) and all other bonds and short-term investments at the lower of amortized cost (net of any other than temporary impairments) or market value.

LOAN-BACKED BONDS AND STRUCTURED SECURITIES: Loan-backed bonds and structured securities not in default are stated at amortized cost (net of any other than temporary impairments). The retrospective adjustment method is used to value all loan-backed and structured securities except for interest only securities or securities that have recognized losses, which are valued using the prospective method. Estimated future cash flows and expected payment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost (net of any other than temporary impairments) or undiscounted estimated future cash flows.

MORTGAGES: Mortgages are stated at amortized cost (net of any other than temporary impairments) except that purchase money mortgages are stated at the lower of amortized cost (net of any other than temporary impairments) or ninety percent of appraised value.

DERIVATIVE INSTRUMENTS: TIAA-CREF Life has filed a Derivatives Use Plan with the Department. This plan details TIAA-CREF Life's derivative policy objectives, strategies and controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA-CREF Life has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA-CREF Life uses derivative instruments for hedging purposes. TIAA-CREF Life enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA-CREF Life's counterparty credit risk is limited to the net positive fair value of its derivative positions, unless otherwise described below.

    FOREIGN CURRENCY SWAP CONTRACTS: TIAA-CREF Life enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions that result in the exchange of TIAA-CREF Life's fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows.

    INTEREST RATE SWAP CONTRACTS: TIAA-CREF Life enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA-CREF Life to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA-CREF Life also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are reflected in net investment income.

    SWAP OPTIONS: TIAA-CREF Life writes or (sells) swap options on selected bonds as an income generation tool. The income generated by the sale of swap options is used to purchase interest rate cap contracts (see below). Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA-CREF Life where TIAA-CREF Life would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options written by TIAA-CREF Life expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA-CREF Life has no counterparty credit risk associated with swap options written unless the option is exercised and an interest rate swap contract is subsequently formed.

     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

    INTEREST RATE CAP CONTRACTS: TIAA-CREF Life purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA-CREF Life's asset and liability management program for certain interest sensitive products. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA-CREF Life on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair market value.

NON-ADMITTED ASSETS: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the Department, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. There were no investment-related non-admitted assets at December 31, 2002. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as, deferred federal income tax assets, furniture and fixtures and various receivables are also designated non-admitted assets. Such non-admitted assets approximated $11,400 at December 31, 2002 and non-admitted deferred federal income tax assets comprised $11,300 of this amount. Changes in such non-admitted assets are charged or credited directly to surplus.

POLICY AND CONTRACT RESERVES: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 2.25% to 6.8% and averaging approximately 5.5%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

ASSET VALUATION RESERVE: The Asset Valuation Reserve, ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the NAIC and is intended to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Formula calculations determine the required contribution amounts for each component, and insurance companies may also make voluntary contributions to any component; however, the resulting ending balance cannot exceed the computed maximum reserve for that component. Any computed excess amounts are eliminated through transfers to other components or adjustments down to the maximum reserve amounts. Contributions and adjustments to the AVR are reported as transfers to or from surplus.

INTEREST MAINTENANCE RESERVE: The Interest Maintenance Reserve, ("IMR"), is a liability reserve required by the NAIC, which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold. The IMR balance totaled approximately $1,900 and $2,200 at December 31, 2002 and 2001, respectively.

PREMIUMS AND DEPOSITS: Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality risk are also recognized as revenue when due. Subsequent to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk are recorded using deposit accounting. Prior to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk were recognized as premium revenue when due and as expenses in the increase in policy and contract reserves.

REINSURANCE: Commissions on business ceded are reported as income. These commissions were approximately $4,500, $650 and $0 for the years ended December 31, 2002, 2001 and 2000, respectively.

ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES: The Financial Accounting Standards Board, ("FASB"), requires that financial statements that are intended to be in conformity with U.S. GAAP should follow all applicable authoritative accounting pronouncements. As a result, TIAA-CREF Life cannot refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with U.S. GAAP. The differences between accounting principles generally accepted in the United States and statutory accounting practices would have a material effect on TIAA-CREF Life's financial statements, and the primary differences can be summarized, as follows.

Under U.S. GAAP:

     - The formula AVR is eliminated as a liability reserve;

     - The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;
  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

     - The "non-admitted" asset designation is not utilized;

     - Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

     - Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

     - Commissions on business ceded are deferred and amortized with policy acquisition costs;

     - Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

     - Under U.S. GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations under NAIC SAP;

     - Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item.

Management believes that the effects of these differences would increase TIAA-CREF Life's total capital and surplus if U.S. GAAP were implemented.

RECLASSIFICATIONS: Certain amounts in the 2001 and 2000 financial statements have been reclassified to conform with the 2002 presentation.

NOTE 3. INVESTMENTS

SECURITIES INVESTMENTS: At December 31, 2002 and 2001, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values, are shown on the following page:

                                                                Gross        Gross
                                                  Carrying    Unrealized   Unrealized    Estimated
                                                   Value        Gains        Losses     Market Value
                                                 ----------   ----------   ----------   ------------
December 31, 2002
  U.S. Government                                $   12,269    $ 1,844      $     --     $   14,113
  All Other Governments                               5,486        182            --          5,668
  States, Territories & Possessions                   7,300      1,023            --          8,323
  Special Rev. & Special Assessment,
     Non-guaranteed Agencies & Govt                  68,109      4,643            --         72,752
  Public Utilities                                  123,869      3,068          (892)       126,045
  Industrial & Miscellaneous                      1,958,691     69,479       (17,276)     2,010,894
                                                 ----------    -------      --------     ----------
     Total                                       $2,175,724    $80,239      $(18,168)    $2,237,795
                                                 ==========    =======      ========     ==========

                                                                 Gross        Gross
                                                    Carrying   Unrealized   Unrealized    Estimated
                                                     Value       Gains        Losses     Market Value
                                                    --------   ----------   ----------   ------------
December 31, 2001
  U.S. Government                                   $ 12,053    $   464      $     --      $ 12,517
  States, Territories & Possessions                    8,000         58            (3)        8,055
  Special Rev. & Special Assessment,
     Non-guaranteed Agencies & Govt                   14,040        800            --        14,840
  Public Utilities                                    31,443        994            (3)       32,434
  Industrial & Miscellaneous                         835,251     15,872       (14,991)      836,132
                                                    --------    -------      --------      --------
     Total                                          $900,787    $18,188      $(14,997)     $903,978
                                                    ========    =======      ========      ========

     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

At December 31, 2002 and 2001, approximately 96.3% and 97.6%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 2002, TIAA-CREF Life's $15,400 in outstanding forward commitments for long-term bond investments are scheduled for disbursement in 2003.

Debt securities amounting to approximately $8,500 and $8,200 for December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values of long-term bond investments at December 31, 2002, by contractual maturity, are shown below:

                                                               Carrying     Estimated
                                                                Value      Market Value
                                                              ----------   ------------
Due in one year or less                                       $   47,370    $   47,989
Due after one year through five years                          1,075,889     1,110,617
Due after five years through ten years                           240,987       250,938
Due after ten years                                              160,268       168,591
                                                              ----------    ----------
     Subtotal                                                  1,524,514     1,578,135
Mortgage-backed securities                                        64,787        67,294
Asset-backed securities                                          292,268       291,898
Commercial mortgage-backed securities                            294,155       300,468
                                                              ----------    ----------
     Total                                                    $2,175,724    $2,237,795
                                                              ==========    ==========

Bonds, which are not due at a single maturity date, have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Long-term bond investments in or near default included in the preceding table totaled approximately $1,200 and are included in the due after one year through five years category.

At December 31, 2002 and 2001, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                              2002    2001
                                                              -----   -----
Finance and financial services                                 15.5%   10.8%
Manufacturing                                                  15.3    20.7
Commercial mortgage-backed securities                          13.5    11.9
Asset-backed securities                                        13.4    13.9
Public utilities                                               10.0     7.6
Communication                                                   7.3     9.0
Retail and wholesale trade                                      4.9     4.7
Transportation                                                  4.6     5.7
Oil and gas                                                     4.4     2.3
Services                                                        4.4     5.1
Mortgage-backed securities                                      3.0     2.8
REIT                                                            0.7     0.0
Other                                                           3.0     5.5
                                                              -----   -----
Total                                                         100.0%  100.0%
                                                              =====   =====

At December 31, 2002 and 2001, TIAA-CREF Life had an interest rate swap contract outstanding with a total notional value of $10,000 for both years.

At December 31, 2002, TIAA-CREF Life had foreign currency swap contracts outstanding with a total notional value of approximately $10,100. The net change in unrealized gains on foreign currency swap contracts outstanding were approximately $300 for the year ended December 31, 2002.

At December 31, 2002, TIAA-CREF Life had swap options outstanding with a total notional value of approximately $190,000 and the unamortized value of the premiums received was approximately $1,100. The interest rate swap contracts created from
  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

the exercise of the swap options are reflected in the aggregate totals for the interest rate swap contracts disclosed in the related paragraph above.

At December 31, 2002, TIAA-CREF Life had interest rate cap contracts outstanding with a total notional value of approximately $67,800 and the unamortized value of the premiums paid was approximately $200.

MORTGAGE LOAN INVESTMENTS: TIAA-CREF Life makes mortgage loans that are principally collateralized by commercial real estate. TIAA-CREF Life's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 80%. TIAA-CREF Life employs a system to monitor the effects of current and expected market conditions and other factors on the collectibility of mortgage loans. This system is utilized to identify and quantify any impairments in value. The coupon rates for mortgage loans issued during 2002 ranged from 6.0% to 6.5%.

At December 31, 2002 and 2001, the carrying values of mortgage loan investments were diversified by property type and geographic region, as follows:

                                                              2002    2001
                                                              -----   -----
Property Type:
  Shopping centers                                             53.6%   67.8%
  Apartments                                                   27.9    32.2
  Office Building                                              18.5     0.0
                                                              -----   -----
     Total                                                    100.0%  100.0%
                                                              =====   =====

                                                              2002    2001
                                                              -----   -----
Geographic Region:
  South Atlantic                                               35.0%   67.8%
  Mountain                                                     18.6     0.0
  Pacific                                                      18.5     0.0
  North Central                                                16.7    32.2
  South Central                                                11.2     0.0
                                                              -----   -----
     Total                                                    100.0%  100.0%
                                                              =====   =====

At December 31, 2002, the contractual maturity schedule of mortgage loans is shown below:

                                                               Carrying Value
                                                               --------------
Due in one year or less                                           $   819
Due after one year through five years                               3,921
Due after five years through ten years                             43,959
Due after ten years                                                 5,039
                                                                  -------
     Total                                                        $53,738
                                                                  =======

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

The funding of mortgage loan commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2002, TIAA-CREF Life had no outstanding forward commitments for future mortgage loan investments.

     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

NOTE 4. INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

NET INVESTMENT INCOME: For the years ended December 31, 2002, 2001 and 2000, the components of net investment income were as follows:

                                                               2002      2001      2000
                                                              -------   -------   -------
GROSS INVESTMENT INCOME
  Bonds                                                       $88,067   $43,820   $23,539
  Mortgages                                                     2,428     2,030     2,062
  Cash and short-term investments                               1,465     2,159     1,657
  Other long-term                                                 (35)       10      (870)
     Total                                                    $91,925   $48,019   $26,388
Less investment expenses                                        2,185     1,392     1,014
                                                              -------   -------   -------
Net investment income before amortization of IMR gains         89,740    46,627    25,374
Amortization of IMR gains                                         762       505       (36)
                                                              -------   -------   -------
Net investment income                                         $90,502   $47,132   $25,338
                                                              =======   =======   =======

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 5.34%, 6.04%, and 6.12% in 2002, 2001 and 2000, respectively.

REALIZED CAPITAL GAINS AND LOSSES: For the years ended December 31, 2002, 2001 and 2000, the net realized capital gains/(losses) on sales and redemptions of investments were as follows:

                                                               2002     2001    2000
                                                              -------   -----   -----
Bonds                                                         $(9,430)  $(630)  $(573)
Other long-term investments                                       (19)     --      --
Short-term investments                                             --       4      --
                                                              -------   -----   -----
Total realized gains/(losses) before capital gains tax         (9,449)   (626)   (573)
Capital gains tax (expense)/benefit                               (73)   (127)    201
                                                              -------   -----   -----
     Total                                                    $(9,522)  $(753)  $(372)
                                                              =======   =====   =====

For the year ended December 31, 2002, writedowns of investments resulting from impairments that are considered to be other than temporary, reflected in the preceding table as realized capital losses, were approximately ($9,900). TIAA-CREF Life had no other than temporary writedown of investments at December 31, 2001 and 2000.

UNREALIZED CAPITAL GAINS AND LOSSES: For the year ended December 31, 2002, the net change in unrealized capital gains/(losses) on investments, resulting in a net increase/(decrease) in valuation of investments were approximately ($300). TIAA-CREF Life had no unrealized capital gains/(losses) on investments at December 31, 2001 and 2000.

NOTE 5. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA-CREF Life using market information available as of December 31, 2002 and 2001 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily

  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                          Notional    Carrying    Estimated
December 31, 2002                                          Value       Value      Fair Value
-----------------                                         --------   ----------   ----------
Assets
  Bonds                                                              $2,175,724   $2,237,795
  Mortgages                                                              53,738       59,718
  Cash and short-term investments                                       169,236      169,236
  Separate account seed money investments                                   593          593
Liabilities
  Personal Annuity Select -- Fixed Account                            1,285,936    1,285,936
  Funding Agreements                                                    705,951      705,951
Other Financial Instruments
  Interest rate swap contracts                            $ 10,000           --          132
  Swap Options                                             190,000       (1,058)      (6,526)
  Interest rate cap contracts                               67,790          581          581
  Foreign Currency swap contracts                           10,080          305          550

                                                              Notional   Carrying   Estimated
December 31, 2001                                              Value      Value     Fair Value
-----------------                                             --------   --------   ----------
Assets
  Bonds                                                                  $900,787    $903,978
  Mortgages                                                                28,262      29,526
  Cash and short-term investments                                          88,107      88,107
  Separate account seed money investments                                     380         380
Liabilities
  Personal Annuity Select -- Fixed Account                                419,339     419,339
  Funding Agreements                                                      295,470     295,470
Other Financial Instruments
  Interest rate swap contracts                                $10,000          --          16

BONDS: The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2002 and 2001 are as follows:

                                                         2002                     2001
                                                -----------------------   ---------------------
                                                 Carrying    Estimated    Carrying   Estimated
                                                  Value      Fair Value    Value     Fair Value
                                                ----------   ----------   --------   ----------
Publicly traded bonds                           $1,435,172   $1,480,030   $340,057    $338,279
Privately placed bonds                             740,552      757,765    560,730     565,699
                                                ----------   ----------   --------    --------
     Total                                      $2,175,724   $2,237,795   $900,787    $903,978
                                                ==========   ==========   ========    ========

MORTGAGES: The fair values of mortgages are generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

CASH AND SHORT-TERM INVESTMENTS AND SEPARATE ACCOUNT SEED MONEY INVESTMENT: The carrying values are reasonable estimates of their fair values.

PERSONAL ANNUITY SELECT -- FIXED ACCOUNT: The carrying values of the liabilities are reasonable estimates of their fair values.

FUNDING AGREEMENTS: The carrying values (account balance) of the liabilities are reasonable estimates of their fair values.
     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

INTEREST RATE SWAP CONTRACTS: The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains or losses that TIAA-CREF Life would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from TIAA-CREF Life's counterparties.

SWAP OPTIONS: The fair values of swap options, which are used for hedging purposes, are the estimated amounts that TIAA-CREF Life would receive/(pay) if the swap options were liquidated at year-end. The fair values of the swap options are estimated by external parties, including TIAA-CREF Life's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

INTEREST RATE CAP CONTRACTS: The fair values of interest rate cap contracts, which are used for hedging purposes, are the estimated amounts that TIAA-CREF Life would receive if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts are estimated by external parties, including TIAA-CREF Life's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

FOREIGN CURRENCY SWAP CONTRACTS: The fair values of foreign currency swap contracts, which are used for hedging purposes, are the estimated net gains or losses that TIAA-CREF Life would record if the foreign currency swaps were liquidated at year-end. The fair values of foreign currency swap contracts are estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with values from TIAA-CREF Life's counterparties.

INSURANCE AND ANNUITY CONTRACTS: TIAA-CREF Life's insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

NOTE 6. SEPARATE ACCOUNT

TIAA-CREF Life Separate Account VA-1, ("VA-1"), is a unit investment trust with all of its assets invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently, TIAA-CREF Life Funds have eight investment portfolios:
Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Value Fund and Real Estate Securities Fund. The value of seed money invested by TIAA-CREF Life's general account in the unit investment trust at December 31, 2002 and 2001 was approximately $600 and $400, respectively. The account offers full or partial withdrawal at market value with no surrender charge.

TIAA-CREF Life provides mortality and expense guarantees to VA-1, for which it is compensated. TIAA-CREF Life guarantees that at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA-CREF Life also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The TIAA-CREF Life Separate Account VLI-1, ("VLI-1"), is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. All of VLI-1's assets are invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently VLI-1 invests in five investment accounts of the TIAA-CREF Life Funds: Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund.

TIAA-CREF Life provides mortality and expense guarantees to VLI-1, for which it is compensated. TIAA-CREF Life also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Other than the guarantees mentioned above, TIAA-CREF Life does not make any guarantees to policyholders on its separate accounts (including the investment performance of the separate accounts). The assets and liabilities of these accounts (which represent participant account values) are generally carried at market value.

NOTE 7. RELATED PARTY TRANSACTIONS

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA's costs for providing such services. TIAA-CREF Life also reimburses TIAA on a quarterly basis for certain investment management services, at cost, as per the terms of an Investment Management Agreement.
  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of capital and surplus of $250,000 or the amount of capital and surplus necessary to maintain TIAA-CREF Life's capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA-CREF Life's financial strength rating at least the same as TIAA's rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $10,000 capital contribution to TIAA-CREF Life during 2002, which brings the total net paid-in-capital received from TIAA to $280,000.

TIAA-CREF Life maintains a $100,000 unsecured credit facility arrangement with TIAA, a portion of which is on a committed basis. As of December 31, 2002, $30,000 of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 bps. In 2002, there were two drawdowns totaling $8,600 that were repaid by December 31, 2002.

TIAA-CREF Life provides all administrative services for VA-1 and VLI-1 in accordance with an Administrative Services Agreement with VA-1 And VLI-1. Teachers Personal Investor Services, a wholly-owned subsidiary of Enterprises distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc., ("TFI"), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between TIAA-CREF Life and TFI.

NOTE 8. FEDERAL INCOME TAXES

Beginning January 1, 1998, TIAA-CREF Life began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code, ("Code"). Amounts payable to or (due from) TIAA, included in Other Liabilities on the Statutory -- Basis Balance Sheet, for federal income taxes were $600 and ($1,000) at December 31, 2002 and 2001, respectively.

The components of TIAA-CREF Life's net deferred tax asset were as follows:

                                                               2002
                                                              -------
Gross deferred tax assets                                     $12,339
Gross deferred tax liabilities                                      0
Deferred tax assets non-admitted                               11,345
Change in non-admitted deferred tax assets                    $11,345

TIAA-CREF Life's gross deferred tax assets were primarily attributable to differences in required reserves and the capitalization of acquisition costs required by the Code.

TIAA-CREF Life has no deferred tax liabilities that have not been recognized.

The components of TIAA-CREF Life's income taxes incurred and the change in deferred tax assets and liabilities were, as follows:

                                                                 Year Ending
                                                              December 31, 2002
                                                              ------------------
Current tax/(benefit)                                               $1,789
Change in deferred tax assets                                          994
Change in deferred tax liabilities                                       0
                                                                    ------
Net change in deferred taxes                                        $  994

     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

TIAA-CREF Life was subject to the domestic federal statutory rate of 35%. TIAA-CREF Life's effective federal tax rate for 2002 differs from tax at the statutory rate, as illustrated on the following page:

                                                       For the Years Ended December 31,
                                                       --------------------------------
                                                         2002        2001        2000
                                                       --------    ---------    -------
Net gain/(loss) from operations                        $(8,253)    $(13,553)    $ (315)
Statutory rate                                              35%          35%        35%
                                                       -------     --------     ------
Tax at statutory rate                                   (2,889)      (4,744)      (111)
Deferred acquisition costs less amortization             5,378        1,706      1,276
Amortization of interest maintenance reserve              (266)        (177)        13
Differences between tax & statutory reserves               257        1,756        407
True-up of prior year's tax                               (366)         (91)       (22)
Other adjustments                                         (325)        (302)       (21)
                                                       -------     --------     ------
Federal income tax expense/(benefit)                   $ 1,789     $ (1,852)    $1,542

TIAA-CREF Life reported a tax loss for 2001, for which it was fully reimbursed by TIAA due to taxes paid by TIAA-CREF Life in prior years. As of December 31, 2002, TIAA-CREF Life had no net operating loss carryforwards for tax purposes. It had capital loss carryforwards of $500 at December 31, 2002. These capital loss carryforwards will expire in 2006.

TIAA-CREF Life incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, as follows:

Year Incurred                Tax Incurred
-------------                ------------
    2000                        $1,265
    2002                        $2,155

NOTE 9. PENSION PLAN AND POSTRETIREMENT BENEFITS

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life's net expense for the qualified defined contribution plan was approximately $2,700, $1,700, and $700 for 2002, 2001 and 2000, respectively, and for other postretirement benefit plans was $300, $200, and $100 for 2002, 2001 and 2000, respectively.

NOTE 10. POLICY AND CONTRACT RESERVES

At December 31, 2002 and 2001, TIAA-CREF Life's general account annuity reserves and deposit liabilities are summarized as follows:

                                                              2002                   2001
                                                      --------------------    ------------------
                                                        Amount     Percent     Amount    Percent
                                                      ----------   -------    --------   -------
Subject to discretionary withdrawal:
  At book value without adjustment                    $1,991,887     98.7%    $716,152     99.5%
  At market value                                             --       --           --       --
Not subject to discretionary withdrawal                   25,883      1.3        3,549      0.5
                                                      ----------    -----     --------    -----
     Total annuity reserves and deposit liabilities    2,017,770    100.0%     719,701    100.0%
                                                                    =====                 =====
Reconciliation to total policy & contract reserves
  shown on the balance sheet:
  Reserves on other life policies & contracts              7,395                 3,062
  Reserves on accident & health policies                  14,653                 8,209
                                                      ----------              --------
     Total policy and contract reserves               $2,039,818              $730,972
                                                      ==========              ========

At December 31, 2001, additional long-term care insurance reserves in the amount of $5,000 were established in accordance with regulatory asset and reserve adequacy requirements. As of December 31, 2002, this $5,000 reserve was maintained.

  Single Premium Immediate Annuity  --  STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
Notes to Statutory -- Basis Financial Statements (amounts in thousands) DECEMBER 31, 2002 -- (Continued)

NOTE 11. CONCENTRATION OF RISK

TIAA-CREF Life received approximately $80,993 in Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust in 2002, which represented approximately 5.0% of TIAA-CREF Life's total cash provided from all sources in 2002. TIAA-CREF Life also received $189,272 from the state of New York under the New York College Choice program, which represented approximately 12% of TIAA-CREF Life's total cash provided from all sources in 2002.

TIAA-CREF Life received approximately $132,900 in Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust in 2001 for its Guaranteed Option and the Governor's Scholarship program. This represented approximately 23% of TIAA-CREF Life's total cash provided from all sources in 2001.

NOTE 12. CONTINGENCIES

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life's financial position or the results of its operations.

     STATEMENT OF ADDITIONAL INFORMATION  --  Single Premium Immediate Annuity

PART C - OTHER INFORMATION
ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements

      Part A: None

      Part B: Includes the following financial statements of the Separate Account and TIAA-CREF Life Insurance Company:

      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
      Audited Financial Statements
        December 31, 2002:
           Report of Management Responsibility.........................    B-5
           Report of Independent Auditors..............................    B-6
           Statements of Assets and Liabilities........................    B-7
           Statements of Operations....................................    B-8
           Statements of Changes in Net Assets.........................    B-9
           Notes to Financial Statements...............................    B-11

      TIAA-CREF LIFE INSURANCE COMPANY
      Audited Statutory-Basis Financial Statements December 31, 2002, 2001 and
        2000:

           Report of Management Responsibility.........................    B-16
           Report of the Audit Committee...............................    B-17
           Report of Independent Auditors..............................    B-18
           Balance Sheets..............................................    B-19
           Statements of Operations....................................    B-20
           Statements of Changes in Capital and Surplus................    B-21
           Statements of Cash Flows....................................    B-22
           Notes to Statutory-Basis Financial Statements...............    B-23

      (b)   Exhibits

            (1) Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

            (2)   None

            (3)   (A)   Distribution Agreement by and among TIAA-CREF Life,
                        TIAA-CREF Life on behalf of the Registrant, and
                        Teachers Personal Investors Services, Inc. (TPIS) (2)
                  (B)   Selling Agreement between TPIS and TIAA-CREF
                        Individual and Institutional Services, Inc. and
                              Amendment thereto (1)

            (4)   Forms of TIAA-CREF Life Single Premium Immediate Annuity
                  (SPIA) Contracts
                  (A) One-Life Immediate Annuity contract (5)

                  (B) Two-Life Immediate Annuity contract (5)
                  (C) Fixed Period Immediate Annuity contract (5)
            (5)   Form of Application for the SPIA Contracts (5)
            (6)   (A)   Charter of TIAA-CREF Life (2)
                  (B)   Bylaws of TIAA-CREF Life (2)
            (7)   None
            (8)   Participation/Distribution Agreement with TIAA-CREF Life
                  Funds (2)
            (9)   Consent of Charles H. Stamm, Esquire *
            (10)  (A)  Consent of Sutherland Asbill & Brennan LLP *
                  (B)  Consent of Ernst & Young LLP *
            (11)  None
            (12)  None
            (13)  Schedule of Computation of Performance Information *
            (14)  Financial Data Schedule - not required

*     Filed herewith.

1 Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).

2 Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).

3 Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).

4 Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).

5 Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR.

Name and Principal Business Address          Positions and Offices with the Depositor
-----------------------------------          ----------------------------------------
Scott C. Evans                               Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Dennis D. Foley                              Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Martin E. Galt, III                          Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Richard L. Gibbs                             Director, Executive Vice
TIAA-CREF Life Insurance Company             President
730 Third Avenue
New York, New York  10017-3206

Don W. Harrell                               Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Matina S. Horner                             Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Martin L. Leibowitz                          Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Glenn A. MacFarlane                          Director, Vice President and
TIAA-CREF Life Insurance Company             Chief Financial Officer
730 Third Avenue
New York, New York  10017-3206

Bertram L. Scott                             Director, Chairman, President
TIAA-CREF Life Insurance Company             and Chief Executive Officer
730 Third Avenue
New York, New York  10017-3206

Name and Principal Business Address          Positions and Offices with the Depositor
-----------------------------------          ----------------------------------------
John A. Somers                               Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Charles H. Stamm                             Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Mary Ann Werner                              Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

James A. Wolf                                Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Richard J. Adamski                           Vice President and Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Morlee Miller                                Chief Administrative Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Michael T. O'Kane                            Chief Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Gary Chinery                                 Assistant Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Kathy VanNoy-Pineda                          Director, Compliance
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Name and Principal Business Address          Positions and Offices with the Depositor
-----------------------------------          ----------------------------------------
Barry Johnson                                Assistant Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Steven L. Sterman                            Assistant Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Diane M. McGovern                            Appointed Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Edwin Betz                                   Illustration Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Matthew Daitch                               Assistant Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Mark L. Serlen                               Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Benjamin Leiser                              Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Bruce Wallach                                Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Roger Vellekamp                              Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Name and Principal Business Address          Positions and Offices with the Depositor
-----------------------------------          ----------------------------------------
Edward J. Leahy                              Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

            TIAA-CREF Life Insurance Company, the depositor, is a direct wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

All TIAA subsidiary companies are Delaware corporations, except as indicated.

Bethesda ARC, LLC
BT Properties, Inc.
College Credit Trust
DAN Properties, Inc.
ETC Repackaging, Inc.
Illinois Teachers Properties, LLC
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Liberty Place Retail II, Inc.
Light St. Partners, LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC ND Properties, Inc.
Savannah Teachers Properties, Inc.
T114 Properties, Inc.
T-Investment Properties Corp.
T-Land Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Boca Properties III, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers Realty Corporation
Teachers West, LLC
Ten Westport I, LLC
TEO-NP, LLC
Three Trails Town Center, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II, LLC
TIAA Bay Isle Key II Member, LLC
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial, LLC
TIAA SF One, LLC

TIAA The Reserve II, LLC
TIAA The Reserve II Member, LLC
TIAA Tri-State, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TIAA-Fund Equities, Inc.
Twenty West Port I, LLC
Washington Teachers Properties II, Inc.
WRC Properties, Inc.
730 Texas Forest Holdings, Inc.
485 Properties, LLC
2 LPPA, LLC

Subsidiaries of Teachers Properties, Inc.:
Rouse-Teachers Holding Company, a Nevada Corporation
Rouse-Teachers Land Holdings, Inc., a Maryland Corporation
TPI Housing, Inc., a Delaware Corporation

1)     All subsidiaries are Delaware corporations except as follows:
       A)    Pennsylvania non-stock, non-profit corporations:
             Liberty Place Retail, Inc.
             Teachers Pennsylvania Realty, Inc.
             Teachers Realty Corporation
       B)    College Credit Trust, a New York Trust
       C)    TIAA-CREF Life Insurance Company is a New York Corporation
       D)    TIAA-CREF Trust Company, FSB is a Federal Savings Bank
       E)    TIAA European Funding Trust, a Delaware Trust
       F)    Light St. Partners, LLP, a Maryland Limited Liability Partnership

2)     All subsidiaries are 100% owned directly by TIAA, except as follows:
       A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Advisors, TPIS, TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.
       B) TCT Holdings, Inc. owns 100% of the stock of TIAA-CREF Trust Company, FSB.
       C)    Teachers Properties, Inc. owns 100% of the stock of TPI Housing,
             Inc. and 95%                  of the stock of Rouse-Teachers
             Holding Company.  Rouse-Teachers Holding        Company owns 100%
             of the stock of Rouse-Teachers Land Holdings, Inc.
       D)    ND Properties, Inc. wholly or partially owns stock of the
             following foreign entities:  IMOR, S.A., a Portuguese
             corporation, ND Falkirk, Ltd., a UK entity, SAS La Defense, societe par action simplifee, SAS Iena, societe par action simplifee, and SAS Roosevelt, societe par action simplifee, all French entities, Salhouse Road Sprowston No. 1 Limited and Salhouse Road Sprowston No. 2 Limited, both UK entities, TIAA Lux 1, Societe a responsabilite limitee, TIAA Lux 2, Societe a responsabilite limitee, and TIAA Lux 3, Societe a responsabilite limitee, all Luxemborg entities.

ITEM 27.    NUMBER OF CONTRACTOWNERS

      As of March 31, 2003, there were 182 owners of contracts of the class presently offered by this Registration Statement.

ITEM 28.    INDEMNIFICATION

      The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys' fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITERS

      (a) Teachers Personal Investors Service, Inc. ("TPIS"), acts as principal underwriter for Registrant, TIAA-CREF Life Separate Account VLI-1, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

      (b) The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

      (c) Not Applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

ITEM 31.    MANAGEMENT SERVICES

      Not Applicable.


ITEM 32.    UNDERTAKINGS AND REPRESENTATIONS

      (a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

      (b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

      (c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

      (d) TIAA-CREF Life represents that the fees and charges deducted under the

Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life.

                                   SIGNATURES

            As required by the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 30th day of April, 2003.

                        TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                              By:   TIAA-CREF Life Insurance Company
                                    (On behalf of the Registrant and itself)


                                      By: /s/ Bertram L. Scott
                                          --------------------------------------
                                    Name: Bertram L. Scott
                                   Title: Chairman, President and
                                          Chief Executive Officer

            As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                   Title                   Date
---------                                   -----                   ----
 /s/ Bertram L. Scott            Chairman, President and Chief   April 30, 2003
_____________________________    Executive Officer (Principal
Bertram L. Scott                 Executive Officer) and
                                 Director

 /s/ Glenn A. MacFarlane         Vice President and Chief        April 30, 2003
______________________________   Financial Officer (Principal
Glenn A. MacFarlane              Financial and Accounting
                                 Officer) and Director

Signature of Director          Date     Signature of Director                      Date
---------------------          ----     ---------------------                      ----
/s/ Scott C. Evans          4/30/03    /s/ Glenn A. MacFarlane             4/30/03
---------------------------            -----------------------------------
Scott C. Evans                          Glenn A. MacFarlane



/s/ Dennis D. Foley         4/30/03    /s/ Bertram L. Scott                4/30/03
---------------------------            -----------------------------------
Dennis D. Foley                         Bertram L. Scott



/s/ Martin E. Galt, III     4/30/03    /s/ John A. Somers                  4/30/03
---------------------------            -----------------------------------
Martin E. Galt, III                    John A. Somers




/s/ Richard L. Gibbs        4/30/03    /s/ Charles H. Stamm                4/30/03
---------------------------            -----------------------------------
Richard L. Gibbs                        Charles H. Stamm



 /s/ Don W. Harrell         4/30/03    /s/ Mary Ann Werner                 4/30/03
---------------------------            -----------------------------------
Don W. Harrell                          Mary Ann Werner



 /s/ Matina S. Horner       4/30/03    /s/ James A. Wolf                   4/30/03
---------------------------            -----------------------------------
Matina S. Horner                        James A. Wolf



 /s/ Martin L. Leibowitz    4/30/03
---------------------------
Martin L. Leibowitz

                                  EXHIBIT INDEX

      (9)   Consent of Charles H. Stamm, Esquire
      (10)  (A)  Consent of Sutherland Asbill & Brennan LLP
            (B)  Consent of Ernst & Young LLP
      (13)  Schedule of Computation of Performance Information